UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place
Shawnee Mission, KS 66205
(Address of principal executive offices) (Zip code)

Kent W. Gasaway
5420 W. 61st Place
Shawnee Mission, KS 66205
(Name and address of agent for service)

(913) 677-7778
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2010

Date of reporting period: March 31, 2010

Item 1. Report to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1)

AnnualReport

BuffaloFunds March 31, 2010

Message to Our Shareholders (Unaudited)

     What a difference a year makes. At the end of March 2009, the investment community was paralyzed with fear, and the financial system was on the brink of collapse. It felt as if the next Great Depression was taking hold and there was no hope for economic recovery. In classic contrarian fashion, equities did what very few thought was possible — they went straight up from the low reached on March 9, 2009. Other than a couple of short and shallow dips, the broader equity markets have not looked back since. As a result, the S&P 500 Index and Russell 2000 Index posted an increase of 49.77% and 62.76%, respectively, during the fiscal year ended March 31, 2010. This quintessential comeback from the abyss has made the investment landscape look dramatically different from 12 months ago. Equities are the current asset of choice and for good reasons: the alternatives pale in their attractiveness and we believe the U.S. is still one of the best places in the world for business.

     Nearly $3 trillion continues to be parked in money market funds. The number is far larger if you include bank CDs and corporate liquidity invested directly. Investors have been earning no return on cash for well over a year. The Federal Reserve continues to signal that short-term rates will not rise anytime soon. These investors are becoming impatient. When the stock market was plunging, protection of principal was the top priority. This is clearly no longer the case.

     Bond funds experienced some $400 billion of inflows in 2009 and the trend continues. As a result, bond rates have decreased and credit spreads have narrowed to levels normally seen only when economic growth is robust. Yields on investment grade, intermediate term corporate bonds are now in the 4-5% range. Yields on higher quality high yield corporate bonds are now in the 6-7% range. Adjusted for credit risk and an eventual return to more normal inflation of 2-3%, the risk/reward of bonds is becoming less attractive for incoming investors, particularly long-term bonds.

     Other asset classes continue to suffer from various short-term ailments. Buyers of commercial real estate want to buy at fire-sale prices to compensate for low cap rates and high vacancies, and sellers (and lenders) have been unwilling to part with properties at prices that would force large recognized losses.

     Alternative investments such as private equity and hedge funds continue to suffer from investors’ bad memories of illiquidity. While publicly traded stocks suffered large price declines in 2008-2009, at least investors were able to sell. This was not the case with alternative investments. It will likely take more time to heal these wounds before large money returns. Commodities (such as oil, metals) have received more interest recently with the strength in emerging economies. However, these markets are relatively small in size and investors still remember the price of oil falling from $150 to $35/barrel in a matter of months. In the last cycle, commodities were considered “can’t lose” emerging market plays. This is no longer the case.

     This leaves us to an analysis of common stocks. Because there remains such mixed sentiment, we will stick to a discussion of U.S. stocks in this letter. Foreign stock funds have been getting heavy inflows for some nine months. The sentiment for investing in non-U.S. stocks seems generally positive.

     The negatives for U.S. stocks doled out by “Wall Street experts” and the news media have not changed much over the past several quarters. These include high unemployment, a still debt-heavy consumer, very large federal and state budget deficits and tight credit for consumers and small businesses. Starting this year, higher tax rates can be added to the list of negatives, as well. All the above point to an economic recovery that is likely to be slow and measured. We agree with this prognosis for the economy, however, this does not mean the stock market recovery will progress at the same pace.

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     Relative to past cycles, U.S. common stocks have a lot going for them. Very few pundits focus on the numerous positives. First, U.S. corporations are more tied to the pace of global economic growth than ever before. Some 40% of S&P 500 Index revenues and profits are tied to business done outside the U.S. Given the rapid recovery of some important emerging economies (such as China and Brazil), the tepid pace of the U.S. recovery is somewhat muted. Next, corporations have proven more adept than in the past at reshaping their cost structures to weakened demand. Therefore, profits have been far stronger than expected. Productivity is truly running at a very high level. By itself, this adaptability to changing circumstances (recession, inflation etc.) makes owning common stocks attractive relative to more passive investments (bonds, gold, commodities, real estate, etc.).

     The balance sheets of U.S. corporations are stronger than ever. Free cash flow is also robust. In an environment of relatively weak U.S. demand and low interest rates, the potential for a surge in merger and acquisition activity is high. This alone could fuel a substantial rally in the market. The desire to make acquisitions in the U.S. could come from foreign companies as well.

     Despite all our short-term problems, we believe the U.S. is still one of the best places for business. While we are only some 5% of the world’s population, our companies spend some 1/3 of worldwide research & development (R&D) dollars. The brightest minds in the world want to be educated and work or start businesses here. The market is very concerned about job growth. In the short-term that is understandable. In the long-term, we are not worried. People forget that some of America’s greatest companies were started in the 1970’s, a period with arguably a worse backdrop than today (high inflation, high unemployment, high taxes, high energy prices). Companies such as Apple, Microsoft, Genentech, Federal Express, Southwest Airlines and Oracle all started in the 1970s. We do not yet know what the next great batch of start-ups will be, but they will most likely help fuel the next great leg of job growth.

     Finally, the U.S. is perceived to have given up its competitive edge in manufacturing. Granted, many industries have moved manufacturing offshore. However, the U.S. still ranks #1 in manufacturing output, producing 20% of the world’s goods. China ranks #2 at 12%! Also, we export some 8% of the world’s manufactured goods, only slightly behind Germany and China. Our economy has become more service oriented as our population has aged. However, our economy remains more diverse than most believe.

     In summary, U.S. blue chip stocks appear very attractive absolutely and relative to the alternatives. Between the mountains of cash looking for a home, the possibility for M&A activity, the unattractiveness of bonds and other alternatives, the global exposure of U.S. companies and the potential for continued strong profitability, the Dow Jones Industrial Average near 11,000 could be just the beginning.

     We are gratified with the strong outperformance that most of our Funds had over the last 12 months, and very pleased that 2010 is starting out strong as well. We will continue to work diligently with your best interest in mind, and as always, we appreciate your trust and your investments.

     Sincerely,

     Kent W. Gasaway
     President, Buffalo Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; loss of principal is possible. Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice. Please see the following Annual Report for the Funds’ holdings information.

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Portfolio Management Review (Unaudited)

     For the year ending March 31, 2010, the Buffalo Balanced Fund was up 39.32%, outperforming the Lipper Balanced Funds Index return of 36.03%. The Fund also outperformed the index for the 3-, 5- and 10-year time periods.

     Within the bond portion of the Fund’s portfolio, we find the return potential of the high yield fixed rate asset still more favorable than other sectors of fixed income. We continue to focus on the higher quality spectrum of the high yield market and look to benefit from our convertible bond exposure which could provide additional upside to the extent the equity markets continue to perform well. If the economy were to weaken in the second half of 2010, we feel good about the higher quality nature of the Fund’s portfolio.

     We have constructed the Fund’s portfolio to achieve long-term consistent returns and do not significantly change our holdings from quarter to quarter. We view market fluctuations as opportunities to add to existing positions at attractive prices or trim our exposure when a stock moves above our estimate of fair value. This low turnover approach provides stability throughout a cycle and also minimizes expenses for clients.

     The Fund’s stocks are actively managed with the goal of providing consistent increasing income plus capital appreciation. The majority of equities chosen for this Fund are income and/or value oriented. The Fund looks for equities of companies that have increased their dividend at least every other year. We buy companies that appear to have stable cash flows, good liquidity and historically rising earnings.

     The Fund remains well positioned, having generated high current income in an environment when interest rates are quite low, which also helps to buffer price volatility somewhat. The Fund’s current allocation between stocks and bonds and within various sectors remains optimal, in our view, for weathering an uncertain economic outlook.

     The Buffalo China Fund was up 61.88% for the fiscal year ended March 31, 2010. The MSCI CHINA FREE Net (USD) Index, was up 57.64% for the fiscal year 2010.

     The Fund’s portfolio was most helped by exposure to materials, energy and consumer sectors. The stronger performing stocks included Chonqing Changan Automotive, China Southern Airlines and Anta Sports.

     In the current macroeconomic environment, we believe that China will have attractive GDP growth in 2010. The Fund has continued to seek out established, well-managed companies that are generating significant cash, fit our growth trend strategy and are trading at what we feel are attractive valuations. We continued to take the opportunity in this past quarter to further diversify the Fund’s portfolio into some of the sectors that should benefit from increasing domestic consumption, such as consumer stocks, financials and healthcare.

     Relative to the rest of the world, China is clearly a key place to find growth in 2010; Forecasts for Chinese economic growth are in the range of roughly 8.50-9.50%. Despite current monetary tightening, we continue to believe that investment opportunities in China remain excellent, especially over the long term, as the economy shifts more and more from being an export-driven economy to one fueled by internal domestic demand. China remains a low-cost production center with a relatively flexible labor market. In addition, government debt-to-GDP is still low compared to the developed world, which gives the government further leeway to provide fiscal stimulus to the economy when needed. Finally, the high savings rate coupled with very low debt among the population provides opportunity for stimulating domestic consumption. We believe this is the time to have an appropriate allocation to this emerging market.

     For the past 12 months ending March 31, 2010, the Buffalo Growth Fund was up 53.80%, beating the Russell 1000 Growth Index at 49.75%. In addition to the recent quarter and trailing 12 month Fund outperformance, the Fund continues to also outperform for longer time periods, beating the Russell 1000 Growth Index for the 3-, 5-, and 10-year time periods ending March 31, 2010.

     The first quarter of 2010 was a continuation of what has been working in the market since it bottomed last year in early March. We previously noted that the significant operating cost reductions implemented by companies over the past year to offset the dire macroeconomic environment had positioned the companies to have significant operating leverage as worldwide economic growth “normalizes”. We continue to believe that and in 2010, the majority of our companies within the Fund’s portfolio are expected to resume revenue and earnings growth. While the market has certainly discounted a portion of this recovery into stock prices, we believe that there will be significant operating leverage to be seen over the next several years as the world’s economy recovers, thus providing continued upward bias to the market, albeit at a more “normalized” pace. During the first quarter, we were able to recognize some profits from our more cyclical holdings and redeploy the proceeds into companies that we believe are relatively inexpensive.

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     Our underweighting in consumer staples and our overweighting in both industrials and technologies helped contribute to the Fund’s outperformance for the past year. However, our stock selection within technology, industrials, and energy sectors was most noteworthy and contributed significantly to the outperformance for the year with our investments in F5 Networks (FFIV), Chart Industries (GTLS), and eBay being the three largest contributors to performance.

     The Buffalo Growth Fund invests in U.S. based companies that are beneficiaries of global growth trends. Our trend based investment approach is geared toward identifying sustainable growth trends such as U.S. companies exposed to globalization trends, products leveraged to an emerging middle class or new technologies that drive productivity and efficiency in the global marketplace. On a long term basis, we believe that many foreign economies have a superior foundation for sustained growth and that this should benefit select U.S. companies exposed to global growth trends abroad. We seek well managed and well capitalized companies leveraged to these sustainable and common sense growth trends. Our fundamental analysis emphasizes large market opportunities, sustainable competitive advantage and profitable growth. We believe our disciplined valuation process helps us avoid overpaying for growth.

     While the Buffalo High Yield Fund reported full year gains of 40.96%, it underperformed the Bank of America (BofA) Merrill Lynch Index at 55.67% and the Lipper High Yield Bond Funds Index at 51.20%. The underperformance reflects our underweight position in the highly speculative CCC*** segment of the high yield market. According to data from BofA Merrill Lynch, the CCC*** segment of the high yield market returned 110% during the last 12 months compared to 47% for the single B* segment and 41% for the BB** segment of the market. The Buffalo High Yield Fund has historically underweighted this portion of the credit market due to the higher leverage and risk associated with these companies. Additionally, the Fund typically has a long term investment horizon with the intention of holding investments until maturity. Given the higher leverage and lower quality business models and our preference to hold investments to maturity, we have typically had a harder time finding suitable investments in this part of the market. As a result, the Fund has tended to underperform when the CCC*** part of the market does well and outperform when this segment does poorly.

     As evidenced by the outperformance of the CCC*** part of the market, investor appetite for risk remains strong. According to JPMorgan, high yield spreads are now roughly 608bps over treasuries and are close to their historical averages and significantly tighter than the 1,800bps experienced in November 2008. The significant improvement in spreads reflects confidence that the economy is improving, companies will be able to service and refinance high yield debt, and strong inflows into the high yield mutual fund asset class. The positive inflows into the asset class have helped absorb a record amount of new issuance ($76B in the recent quarter). This large amount of new issuance at attractive rates has significantly reduced the refinance risk that many companies faced at the peak of the credit market turmoil.

     While the low hanging fruit has primarily been picked in the high yield market, we remain optimistic that the high yield asset class primarily reflects coupon payments and to a lesser degree some capital appreciation. We find the return potential of the asset class favorable. We continue to focus on the higher quality spectrum of the high yield market and look to benefit from our convertible bond exposure which could provide additional upside potential to the extent the equity markets continue to perform well. To the extent the economy weakens in the second half of 2010, we feel good about the higher quality nature of the Fund’s portfolio.

     We are positive on the outlook for the bonds currently in the Fund’s portfolio, and believe that many of our convertibles have room for meaningful upside potential in coming months if the economic outlook continues to improve. We continue to seek out opportunities in the high yield market that offer favorable risk/reward profiles. We will look to add new names to our Fund, and redeploy cash into the names that we believe have the best potential for out-performance. We remain primarily focused on identifying companies that have the following credit characteristics: leading market positions in growth industries; high barriers to entry; sustainable margin structures; manageable balance sheet leverage; adequate liquidity and generate free cash flow; improving credit metrics; and with business models that will be relatively stable regardless of the state of the external economic environment.

     For the year ending March 31, 2010, the Buffalo International Fund was up 65.00% besting the MSCI AC World ex US Index return of 60.93%.

     The Fund, as its hallmark, benefited from stock selection, particularly in the Consumer Staples and Consumer Discretionary sectors. The materials and industrial sectors naturally detracted from the Fund’s performance as we’re typically underweight the more cyclically and commodity driven sectors.

5

Portfolio Management Review (Unaudited)

(Continued)

     The Fund’s top contributor for the year was Dr. Reddy’s Laboratories Ltd. The company is an India-based generic drug manufacturer benefiting from increased cost awareness throughout the global health sector as well as the increasing penetration of generic drugs in general.

     Another of the Fund’s larger positions, China Green (holdings) Ltd. was also a strong performer for the year. The company grows and markets green vegetables in China and is benefiting from both the increasing demand for healthy foods as well as the modernization of the farming industry in China.

     We are pleased with our overall performance for the year, despite the drag from cash holdings in the Fund which, at the end of March, amounted to approximately 10% of Fund assets. We are actively seeking companies whose valuation and growth prospects meet our requirements and expect to continue to reduce our relative cash position in the coming quarters as we identify attractive investment opportunities. Our longer-term view is quite favorable for growth around the globe as disparities in standards of living continue to lessen. We will continue to let bottom up stock selection drive portfolio construction and asset allocation decisions and we continue to look for companies that should benefit from secular growth trends that are attractively priced. We do not base our stock selections on benchmark weightings of sectors or countries, but on our perceptions of the risk adjusted return potential of individual companies. We continue to look for interesting opportunities and we wake-up asking ourselves “Where is the best place in the world to invest today?”

     March 31, 2010 ends a strong year for capital markets with the Buffalo Large Cap Fund up 59.85% while the Russell 1000 Growth Index returned 49.75%.

     A key differentiator of the Buffalo Large Cap Fund is its overweight of the health care sector. Over the last year, this sector allocation has hurt the Fund’s performance. Nevertheless the Buffalo Large Cap Fund has significantly outperformed the benchmark and the peer group (Lipper Large-Cap Growth Fund Index returned 50.04%) during this 12 month period. This outperformance, in the face of a significant headwind, is a tangible testament to the team’s stock selection capability and concentrated portfolio strategy.

     Given the Fund’s significant investment in the health care sector, we thought it prudent to address U.S. health care reform. Over the past year federal politicians have hotly debated U.S. health care reform. As a culmination of those efforts, on March 23, 2010, President Barack Obama signed into law the Patient Protection and Affordable Care Act. The price tag for the bill is estimated at $940 billion over ten years. The health care reform is forecasted to expand health insurance coverage to thirty-two million Americans. The legislation requires that most Americans carry insurance, expands Medicaid, provides subsidies to eligible people to make insurance more affordable and imposes regulations to ban insurance companies’ most unpopular practices including denial of coverage based on pre-existing conditions. The government plans to pay for the bill by reducing the growth rate of payments to non-physician healthcare providers, a new fee on insurers, pharmaceutical companies and medical suppliers and a reduction in payments for Medicare Advantage. The majority of the benefits associated with the bill do not begin until 2014. The bill passed with no Republican support. Thirteen states are challenging the constitutionality of the legal mandate requiring individuals to purchase health insurance. Republicans are approaching the 2010 mid term elections with a platform of repealing the bill. In addition, the implementation of the 2000 plus page legislation is a major undertaking, to say the least.

     While not trying to trivialize a significant new entitlement program, we do not see the Patient Protection and Affordable Care Act of 2010 as the beginning of health care reform or the end of health care reform, but rather as part of a process that started over four decades ago when Medicare and Medicaid were established. We believe that the Buffalo Funds’ long term secular growth trends are relevant whether or not this legislation remains in place, is adapted or is repealed. We see pressure both in the United States and globally to contain health care costs over the long term. We choose to invest in technology/innovation that reduces the cost of care or offers a favorable cost benefit tradeoff. We believe that the valuations of our healthcare holdings are attractive and we are confident that over the intermediate to long term, through stock selection, we seek to offer investors superior returns. Furthermore, we believe that the defensive nature of the health care sector reduces the risk of the Fund’s portfolio and offers an opportunity for outperformance in flat or down capital markets.

     Our outperformance versus the Russell 1000 Growth Index for the year was primarily due to stock selection. This positive selection effect was concentrated in the consumer discretionary, consumer staple, industrial, financial and health care sectors in decreasing order of significance.

     Our top contributing stocks in the period were American Express, FEDEX and eBay. American Express was hurt in 2008 as a result of growing credit card defaults. Over the past twelve months the consumer has stabilized as evidenced by improving credit metrics. FEDEX, profoundly impacted by the recession, has returned to growth with

6

particular strength in its international operations. eBay, with new leadership in 2009, sold the majority of Skype, and refocused on its core competency, an online marketplace for individuals and businesses.

     Our top detractors in the period were Monsanto and Fluor. We have been building a position in Monsanto over the past three months. Monsanto is the technology leader in seed breeding and biotechnology. While recent downward earnings revisions have weighed on the stock, we believe that the company’s superior technology will translate into solid top and bottom line growth beyond 2010. Fluor, a high quality engineering and construction firm, should benefit from global infrastructure investment, power generation upgrades and additions globally, as well as continued investment in upstream oil and gas exploration. Engineering and construction stocks tend to outperform in the mid to late portion of a cyclical recovery, consequently we believe Fluor’s stock should outperform over the next 12-24 months.

     The Fund exited the year with thirty-seven holdings up from twenty-nine at the end of fiscal 2009. As the market recovered over the past year, the Buffalo Large Cap Fund broadened its holdings, yet we continue to prioritize by quality, conviction level and valuation. The Fund focuses on companies with strong balance sheets that will generate free cash flow, even in a sluggish economic environment. We continue to invest in industries that we expect to grow faster than GDP over the long term and are consistent with the long term trends we have identified. We believe that the valuations of the companies in the Fund’s portfolio are attractive relative to their historical valuation ranges as evidenced by free cash flow yields that are higher than government bond yields.

     The rebound in equity prices provided a strong tailwind for the Buffalo Microcap Fund over the past 12 months. The Fund was able to rebound strongly on both an absolute and relative basis after suffering through the 2008 bear market. For the trailing twelve months ended March 31, 2010, the Buffalo Micro Cap Fund generated a gain of 85.91%. This compares favorably to a gain of 62.50% for the Russell Microcap Growth Index.

     On a sector basis, all sectors were up substantially for the year in the benchmark and the Fund. Breaking down relative performance by sector reveals that the Fund benefited mainly from strong stock selection. Sector allocation was also a positive contributor during the year. In terms of individual sectors, financials were the biggest contributor to relative performance. This is despite the fact that the Fund is meaningfully underweight the group. Consumer discretionary and healthcare were the other two major drivers. Both areas had strong stock selection, and the Fund is overweight these groups versus the benchmark. As far as performance detractors, cash holdings had the biggest negative impact due to the strong absolute performance of the market, while industrials and materials had a minor negative impact.

     In terms of individual stocks, Align Technology, MarketAxcess Holdings and McCormick & Schmicks Seafood were the biggest contributors to performance. Align and MarketAxcess both experienced renewed year over year revenue growth earlier than investors had been expecting, and as a result, their estimates and stock prices rose dramatically. We continue to see great potential in these market leading companies. In the case of McCormick & Schmicks the valuation of the company had been driven to such low levels that even results indicating business trends were “less worse” was enough to spark a substantial rally in the company’s shares. There were no major detractors from performance for the year.

     Looking back, the market selloff of last year gave us a great opportunity to upgrade the quality of the Fund’s portfolio. We relied heavily on our internal research to concentrate the Fund in those securities we felt provided the most attractive risk/reward opportunities. Companies that we had admired, but were not attractively priced based on our valuation models, all of a sudden became affordable. Also, high quality businesses that had grown out of our market cap range fell back into our investable universe. We capitalized on these opportunities, and it benefited the Fund tremendously over the last 12 months. Going forward it is reasonable to expect the Fund’s portfolio to broaden back out as we seek to redeploy proceeds from stocks that have risen dramatically. As one would expect after a sizable market rally, the opportunity set is not nearly as abundant as last year’s once in a generation sell off. However, the market does continue to offer good value in our opinion, and we are having no trouble redeploying new capital into our universe of early stage growth companies.

     Over the last 12 months the Buffalo Mid Cap Fund underperformed by 237 basis points compared to the Russell Midcap Growth Index. Our underperformance over the last 12 months is primarily attributable to our cash weighting, which averaged about nine percent of the Fund over the past year. Stock selection was positive relative to the benchmark with strong performance in the consumer discretionary, consumer staples and technology sectors partially offset by relative weakness in the industrial and healthcare sectors.

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Portfolio Management Review (Unaudited)

(Continued)

     The year’s contributors included Chico’s, Abercrombie & Fitch, Urban Outfitters, Gentec and Whole Foods. Strong retailers performed well as a result of reduced supply in the form of store closures, lack of store growth and significantly reduced levels of inventory. The supply/demand situation improved as demand stabilized while inventories and capacity were reduced. Abercrombie & Fitch is beginning to generate improved sales performance (positive comparable store sales) due to a better mix of fashion and basics in its stores and more attractive price points. Additionally, the company’s international stores are performing well and are becoming a much larger portion of the sales mix. Gentex Corp. performed well and they continue to grow faster than the overall auto market due to new product introduction.

     Detractors over the last 12 months included ITT Education, PPDI, Covanta Holding and Education Management. (See Buffalo Small Cap comments for background on the education holdings and PPDI). Covanta’s revenues are being impacted by downward pricing pressure on recycled metals and lower electricity prices.

     The market continued to perform well in the first quarter of 2010 with valuation levels more inline with fundamentals versus the extreme valuation (inexpensive) levels experienced in the first quarter of 2009. We believe for stocks to perform well throughout the remainder of 2010, companies must demonstrate revenue and earnings growth, and therefore 2010 should be more of a stock picker’s market. We favor high quality companies with strong balance sheets that are well managed with business models that are scalable. We believe these are the types of companies that should generate superior relative performance through 2010.

     The Buffalo Science and Technology Fund appreciated 60.94% for the past 12 months ending March 31, 2010 while the NYSE ARCA Technology 100 Index appreciated 51.22% during the same period. Our outperformance vs. the benchmark for the year was driven by broad based positive stock selection, which more than offset the modest negative sector allocation effects of our overweight in healthcare and underweight to technology vs. the benchmark. Recently, some of our smaller capitalization holdings have experienced good performance as risk appetites have returned coincident with evidence of continued economic recovery.

     We let our bottom up stock selection drive our portfolio construction and sector allocations. We held 59 securities at fiscal year end, with 58% of the Fund’s portfolio invested in information technology, 27% in health care and 10% in industrial technology. Our capital allocation and stock selection activities over the last 9 months suggest we’re transitioning from early cycle beneficiaries (semi conductors) to more mid-cycle beneficiaries and an improving corporate capital spending cycle (industrials, enterprise and communications equipment, software).

     Our trend-based investment approach is geared toward identifying sustainable growth trends such as products and services leveraged to better and more cost effective health outcomes or new technologies that drive productivity and efficiency. We seek well managed and well capitalized companies leveraged to these sustainable and common sense growth trends and more importantly, growth opportunities that are independent of broad economic recovery. Our fundamental analysis emphasizes large market opportunities, sustainable competitive advantage and profitable growth. Our disciplined valuation process helps us avoid overpaying for growth.

     We find it encouraging that market valuation levels are modest relative to history and that corporate earnings continue to improve. While challenges remain, namely sluggish employment, high government debt levels, and rising interest rates, well managed companies that are exposed to secular growth trends are now poised to exhibit superior relative earnings growth with the resumption of more normal demand trends. Many of our holdings are also beneficiaries of improving global economies and an emerging middle class where low penetration rates leave ample headroom as discretionary incomes rise. In sum, we think there is still opportunity to discover profitable growth and invest in high quality growth companies at good prices.

     The Buffalo Science and Technology Fund is differentiated from other funds in that it applies a broader definition of technology when constructing our universe of available companies. We define technology as the application of knowledge to solve problems, increase productivity and improve the quality of life. Our emphasis on secular growth, good value and diversity across the innovation based industries provides stability in uncertain economic periods and provides a universe of broad market opportunities that do not go away in a poor economy. Instead, the market opportunities are bounded only by the challenges and inefficiencies of today’s world and the imagination and ingenuity of the world’s innovators.

     Over the last 12 months the Buffalo Small Cap Fund underperformed by 652 basis points compared to the Russell 2000 Growth Index. Our underperformance over the last 12 months is primarily attributable to our heavy

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cash weighting, which averaged about twelve percent of the Fund over the past year. Stock selection was positive versus the benchmark with strong performance in healthcare, financials and consumer discretionary partially offset by weaker performance in the industrial sector, primarily our post secondary education names.

     Contributors included WMS, which performed well throughout the last 12 months as the company continued to take market share, generated earnings growth and showed good margin expansion. The growing revenues and earnings were hard won in a difficult period in casino capital spending. PF Chang’s, another strong contributor, has done a good job managing costs in the downturn and is beginning to show better traffic as the economy starts to improve.

     Detractors included ITT Education and Corinthian Colleges; fundamentally, both have continued to perform well, helped along by strong new student starts and population growth. The industry has been hurt by greater concerns over increased potential regulation. PPDI was one of many companies impacted as pharmaceutical and biotech companies backed away from clinical trials because of the weaker economy.

     The market has continued to perform well in 2010 with valuation levels more inline with fundamentals versus the extreme valuation (inexpensive) levels experienced in the first quarter of 2009. Small cap stocks generally perform well coming out of a recession and we’ve certainly seen that so far. During the downturn in 2008 we concentrated the Fund into fewer holdings, keeping those where we had a greater conviction level as we factored in the difficult economic environment. We have broadened out the portfolio, adding names as the market gains strength.

     Sincerely,

John C. Kornitzer President, KCM	Kent W. Gasaway Sr. Vice President, KCM
Robert Male Sr. Vice President, KCM	Grant P. Sarris Sr. Vice President, KCM
William J. Kornitzer III Sr. Vice President, KCM

A basis point is one hundredth of a percentage point (0.01%)
Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.
Buffalo USA Global was renamed Buffalo Growth Fund on July 31, 2009. The ticker remains the same (BUFGX). The name change coincided with a broadening of the management philosophy for the Fund. Previously, the USA Global Fund only invested in U.S. companies that derived at least 40 percent of their revenues or pre-tax income from international operations. That 40% threshold has been removed, allowing the Fund to research, and potentially invest in, U.S. companies that are earlier in the process of international expansion.

*	According to Standard & Poors (S&P), an obligation rated ‘B’ is more vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.
**	According to S&P, an obligation rated ‘BB’ is currently less vulnerable in the near-term but faces major ongoing uncertainties to adverse business, financial and economic conditions.
***	According to S&P, an obligation rated ‘CCC’ is currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.

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Investment Results

Total Returns as of March 31, 2010

			AVERAGE ANNUAL
	GROSS EXPENSE	THREE				SINCE
	RATIO*	MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	INCEPTION
Buffalo Balanced Fund (inception date 8/12/94)	1.03%	3.24%	39.32%	5.23%	4.48%	6.75%
S&P 500 Index & BofA Merrill Lynch High Yield
Master Index Weighted Average**	N/A	5.22%	52.28%	4.28%	2.70%	8.19%
Lipper Balanced Funds Index	N/A	3.84%	36.03%	3.68%	2.88%	7.02%

Buffalo China Fund (inception date 12/18/06)	1.83%	2.45%	61.88%	N/A	N/A	-3.79%
MSCI China Free Index	N/A	-1.57%	57.64%	N/A	N/A	11.28%
S&P Hong Kong GEM Index	N/A	22.76%	116.87%	N/A	N/A	-9.42%

Buffalo Growth Fund (inception date 5/19/95)	1.05%	7.10%	53.80%	4.92%	1.00%	8.72%
Russell 1000 Growth Index	N/A	4.65%	49.75%	3.42%	-4.21%	6.37%
Lipper Multi-Cap Growth Funds Index	N/A	5.93%	55.27%	3.63%	-3.59%	6.40%

Buffalo High Yield Fund (inception date 5/19/95)	1.03%	4.04%	40.96%	6.39%	7.37%	7.75%
BofA Merrill Lynch High Yield Master Index	N/A	4.85%	55.67%	7.55%	7.47%	7.37%
Lipper High Yield Bond Funds Index	N/A	4.64%	51.20%	5.52%	4.76%	5.60%

Buffalo International Fund (inception date 9/28/07)	1.20%	1.40%	65.00%	N/A	N/A	-4.76%
MSCI AC World (ex U.S.) Index	N/A	1.58%	60.93%	N/A	N/A	-9.55%
Lipper International Funds Index	N/A	1.89%	57.29%	N/A	N/A	-9.93%

Buffalo Large Cap Fund (inception date 5/19/95)	1.09%	6.04%	59.85%	3.75%	0.89%	8.01%
Russell 1000 Growth Index	N/A	4.65%	49.75%	3.42%	-4.21%	6.37%
Lipper Large-Cap Growth Funds Index	N/A	4.29%	50.04%	2.82%	-4.85%	5.58%

Buffalo Micro Cap Fund (inception date 5/21/04)	1.55%	12.67%	85.91%	-0.25%	N/A	0.82%
Russell Microcap Growth Index	N/A	6.44%	62.50%	0.05%	N/A	0.60%
Russell 2000 Index***	N/A	8.85%	62.76%	3.36%	N/A	5.15%
Lipper Micro-Cap Funds Index	N/A	7.86%	67.79%	1.75%	N/A	3.28%

Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	9.49%	60.63%	6.11%	N/A	6.67%
Russell Midcap Growth Index	N/A	7.67%	63.00%	4.27%	N/A	4.76%
Lipper Mid-Cap Growth Funds Index	N/A	7.17%	59.85%	5.64%	N/A	4.35%

Buffalo Science & Technology Fund (inception date 4/16/01)	1.03%	8.69%	60.94%	7.90%	N/A	5.16%
NYSE ARCA TECH 100 Index	N/A	6.00%	51.22%	5.01%	N/A	3.46%
Lipper Science & Technology Funds Index	N/A	3.29%	56.28%	5.47%	N/A	-0.15%

Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	10.77%	53.80%	5.66%	10.18%	12.62%
Russell 2000 Growth Index	N/A	7.61%	60.32%	3.82%	-1.53%	1.58%
Lipper Small-Cap Growth Funds Index	N/A	7.02%	57.46%	2.71%	-1.59%	3.18%

*	As reported in the Funds’ Prospectus dated July 31, 2009
**	The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index.
***	Buffalo Micro Cap Fund is discontinuing the use of the Russell 2000 Index as the primary index and replacing it with the Russell Microcap Growth Index® in future reports. The Fund believes that use of the Russell Microcap Growth Index® provides a better comparative benchmark than the Russell 2000 Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Buffalo Balanced, International, China, Large Cap, Mid Cap, Science & Technology and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Micro Cap and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

10

The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The BofA Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Micro-Cap Funds Index is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Lipper Multi-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The S&P Hong Kong GEM Index is a float adjusted and market capitalization weighted index that does not have a fixed number of constituents. The index is calculated using a market cap-weighted methodology. This means that the index level reflects the total market value of all the component stocks relative to a particular base period. Index calculations are based on stock prices taken from the Stock Exchange of Hong Kong (SEHK). NYSE ARCA Tech 100 Index is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses.

References to specific securities should not be construed as recommendations by the Funds or their Advisor. Please refer to the schedule of investments in the report for Fund holdings information. Current and future portfolio holdings are subject to risk. Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, lower- or non-rated securities and smaller companies.
Must be preceded or accompanied by a current prospectus.
Quasar Distributors, LLC, distributor. 5/10

11

Buffalo Balanced Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged indices
1
The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the BofA Merrill Lynch High Yield Master Index.
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.
The BofA Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

Buffalo China Fund
Hypothetical Growth of a $10,000 Investment

*	12/18/06 inception
**	unmanaged stock index The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.

Buffalo Growth Fund
Hypothetical Growth of a $10,000 Investment

*
unmanaged stock index
The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies in the Russell 3000 Index.

Buffalo High Yield Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged bond index The BofA Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

Buffalo International Fund
Hypothetical Growth of a $10,000 Investment

*	9/28/07 inception
**
unmanaged stock index
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.
The MSCI AC World (ex U.S.) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S.

12

Buffalo Large Cap Fund
Hypothetical Growth of a $10,000 Investment

*
unmanaged stock index
The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index.

Buffalo Micro Cap Fund
Hypothetical Growth of a $10,000 Investment

*	5/21/04 inception
**
unmanaged stock index
The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities.
The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000Index, representing approximately 8% of the Russell 3000 total market capitalization.

Buffalo Mid Cap Fund
Hypothetical Growth of a $10,000 Investment

*	12/17/01 inception
**
unmanaged stock index
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.

Buffalo Science & Technology Fund
Hypothetical Growth of a $10,000 Investment

*	4/16/01 inception
**
unmanaged stock index
The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.
NYSE ARCA Tech 100 Index is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses.

Buffalo Small Cap Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged stock index The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

13

Expense Example

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/09 – 3/31/10). This information is unaudited.

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, China, Large Cap, Mid Cap, Science & Technology and Growth Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE
FOR COMPARISON PURPOSES

     The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO BALANCED FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,078.50	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,014.66	$5.12
*Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO CHINA FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,126.50	$9.22
Hypothetical (5% return before expenses)	$1,000.00	$1,007.46	$8.71
*Expenses are equal to the Fund’s annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,098.90	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,014.66	$5.12
*Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

14

BUFFALO HIGH YIELD FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,079.60	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,014.66	$5.12
*Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,096.60	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$5.97
*Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,120.80	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,014.26	$5.32
*Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MICRO CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,144.10	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,009.66	$7.62
*Expenses are equal to the Fund’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,148.00	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,014.66	$5.12
*Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SCIENCE & TECHNOLOGY FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,145.70	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,014.66	$5.12
*Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2009 -
	OCTOBER 1, 2009	MARCH 31, 2010	MARCH 31, 2010*
Actual	$1,000.00	$1,107.00	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,014.76	$5.07
*Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

15

Allocation of Portfolio Holdings

Percentages represent market value as a percentage of total investments as of March 31, 2010.

BUFFALO BALANCED FUND

Common Stocks	53.15%
Corporate Bonds	23.87%
Short-Term Investments	14.70%
Convertible Bonds	8.28%

BUFFALO CHINA FUND

Materials	13.93%
Energy	13.38%
Industrials	11.83%
Telecommunication Services	11.10%
Financials	11.08%
Consumer Staples	10.65%
Consumer Discretionary	10.13%
Health Care	6.74%
Utilities	5.94%
Short-Term Investments	2.69%
Information Technology	2.53%

BUFFALO GROWTH FUND

Information Technology	32.84%
Industrials	16.74%
Health Care	12.65%
Consumer Discretionary	10.89%
Financials	8.52%
Consumer Staples	7.53%
Short-Term Investments	4.13%
Materials	3.64%
Energy	3.06%

BUFFALO HIGH YIELD FUND

Corporate Bonds	67.52%
Convertible Bonds	18.23%
Short-Term Investments	10.65%
Convertible Preferred Stocks	1.94%
Preferred Stocks	1.66%

BUFFALO INTERNATIONAL FUND

Europe	41.99%
Asia	24.31%
The Americas	24.23%
Short-Term Investments	6.71%
Middle East	2.76%

16

BUFFALO LARGE CAP FUND

Information Technology	29.64%
Health Care	19.77%
Financials	15.67%
Consumer Staples	10.32%
Industrials	8.81%
Consumer Discretionary	8.58%
Short-Term Investments	2.92%
Materials	2.49%
Energy	1.80%

BUFFALO MICRO CAP FUND

Information Technology	30.77%
Health Care	20.04%
Consumer Discretionary	19.66%
Financials	10.06%
Industrials	8.35%
Materials	5.23%
Short-Term Investments	3.92%
Consumer Staples	1.97%

BUFFALO MID CAP FUND

Consumer Discretionary	25.56%
Information Technology	19.44%
Industrials	17.02%
Health Care	13.79%
Short-Term Investments	10.70%
Financials	7.01%
Telecommunication Services	2.66%
Consumer Staples	2.27%
Materials	1.55%

BUFFALO SCIENCE & TECHNOLOGY FUND

Information Technology	50.78%
Health Care	26.16%
Industrial	9.21%
Short-Term Investments	5.63%
Materials	2.67%
Energy	2.55%
Telecommunication Services	2.26%
Financials	0.74%

BUFFALO SMALL CAP FUND

Consumer Discretionary	24.63%
Information Technology	21.98%
Industrials	18.83%
Health Care	17.64%
Short-Term Investments	9.03%
Financials	5.91%
Telecommunication Services	1.90%
Preferred Stocks	0.08%

17

Buffalo Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 52.76%
CONSUMER DISCRETIONARY — 0.43%
	Hotels, Restaurants & Leisure — 0.43%
10,000	McDonald’s Corp.	$667,200
	Total Consumer Discretionary (Cost $558,218)	667,200

CONSUMER STAPLES — 11.31%
	Beverages — 3.21%
60,000	The Coca Cola Co.	3,300,000
25,000	PepsiCo, Inc.	1,654,000
		4,954,000

	Food & Staples Retailing — 2.63%
40,000	Costco Wholesale Corp.	2,388,400
30,000	Wal-Mart Stores, Inc.	1,668,000
		4,056,400

	Food Products — 2.65%
20,000	Kellogg Co.	1,068,600
100,000	Kraft Foods, Inc.	3,024,000
		4,092,600

	Household Products — 2.82%
25,000	Colgate-Palmolive Co.	2,131,500
10,000	Kimberly-Clark Corp.	628,800
25,000	The Procter & Gamble Co.	1,581,750
		4,342,050
	Total Consumer Staples (Cost $13,714,386)	17,445,050

ENERGY — 19.28%
	Energy Equipment & Services — 2.42%
40,000	Patterson-UTI Energy, Inc.	558,800
50,000	Schlumberger Ltd.(a)	3,173,000
		3,731,800

	Oil & Gas — 16.86%
40,000	Anadarko Petroleum Corp.	2,913,200
60,000	BP, PLC — ADR (a)	3,424,200
70,000	ChevronTexaco Corp.	5,308,100
65,000	Conocophillips	3,326,050
35,000	Exxon Mobil Corp.	2,344,300
150,000	Frontier Oil Corp.	2,025,000
25,000	Hess Corp.	1,563,750
70,000	Marathon Oil Corp.	2,214,800
50,000	Royal Dutch Shell PLC — ADR(a)	2,893,000
		26,012,400
	Total Energy (Cost $23,299,232)	29,744,200

FINANCIALS — 4.82%
	Commercial Banks — 0.73%
68,000	Wilmington Trust Corp.	1,126,760

18

SHARES		FAIR VALUE*
FINANCIALS (Continued)
	Insurance — 4.09%
50,000	Allstate Corp.	$1,615,500
60,000	The Chubb Corp.	3,111,000
55,000	Cincinnati Financial Corp.	1,589,500
		6,316,000
	Total Financials (Cost $8,720,902)	7,442,760

HEALTH CARE — 5.48%
	Health Care Equipment & Supplies — 0.75%
20,000	Baxter International, Inc.	1,164,000
	Pharmaceuticals — 4.73%
25,000	Abbott Laboratories	1,317,000
40,000	Eli Lilly & Co.	1,448,800
50,000	GlaxoSmithKline, PLC — ADR(a)	1,926,000
40,000	Johnson & Johnson	2,608,000
		7,299,800
	Total Health Care (Cost $8,165,231)	8,463,800

INDUSTRIALS — 3.70%
	Aerospace & Defense — 0.94%
20,000	The Boeing Co.	1,452,200
	Commercial Services & Supplies — 1.58%
100,000	Pitney Bowes, Inc.	2,445,000
	Industrial Conglomerates — 1.18%
100,000	General Electric Co.	1,820,000
	Total Industrials (Cost $8,503,342)	5,717,200

INFORMATION TECHNOLOGY — 5.66%
	Semiconductor & Semiconductor Equipment — 3.76%
100,000	Applied Materials, Inc.	1,348,000
200,000	Intel Corp.	4,452,000
		5,800,000
	Software — 1.90%
100,000	Microsoft Corp.	2,927,000
	Total Information Technology (Cost $8,492,954)	8,727,000

MATERIALS — 1.45%
	Chemicals — 1.45%
60,000	E.I. du Pont de Nemours & Co.	2,234,400
	Total Materials (Cost $2,662,511)	2,234,400

UTILITIES — 0.63%
	Multi-Utilities — 0.63%
25,000	OGE Energy Corp.	973,500
	Total Utilities (Cost $906,026)	973,500

TOTAL COMMON STOCKS		81,415,110
(COST $75,022,802)

19

Buffalo Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

FACE AMOUNT		FAIR VALUE*
CONVERTIBLE BONDS — 8.22%
CONSUMER DISCRETIONARY — 6.10%
	Media — 6.10%
	Lions Gate Entertainment Corp.
$6,500,000	2.938%, 10/15/2024(a)	$6,248,125
3,300,000	3.625%, 03/15/2025(a)	3,159,750
	Total Consumer Discretionary (Cost $9,658,582)	9,407,875

HEALTH CARE — 2.12%
	Biotechnology — 2.12%
	Amylin Pharmaceuticals, Inc.
2,300,000	2.500%, 04/15/2011	2,377,625
1,000,000	3.000%, 06/15/2014	896,250
	Total Health Care (Cost $3,129,091)	3,273,875

TOTAL CONVERTIBLE BONDS		12,681,750
(COST $12,787,673)

CORPORATE BONDS — 23.69%
CONSUMER DISCRETIONARY — 6.23%
	Hotels Restaurants & Leisure — 1.95%
	Isle of Capri Casinos
3,500,000	7.000%, 03/01/2014	3,010,000
	Media — 2.00%
	Lions Gate Entertainment Corp.
3,000,000	10.250%, 11/01/2016 (Acquired Various Dates, Cost $2,948,700)(b)	3,086,250
	Rail Transportation — 1.34%
	Kansas City Southern de Mexico Railway Co.
2,000,000	8.000%, 02/01/2018 (Acquired 01/07/2010, Cost $1,971,000)(a)(b)	2,060,000
	Specialty Retail — 0.94%
	United Auto Group, Inc.
1,500,000	7.750%, 12/15/2016	1,451,250
	Total Consumer Discretionary (Cost $9,506,920)	9,607,500

CONSUMER STAPLES — 1.92%
	Food Products — 1.92%
	Smithfield Foods, Inc.
3,000,000	7.750%, 07/01/2017	2,962,500
	Total Consumer Staples (Cost $2,924,629)	2,962,500

ENERGY — 10.47%
	Energy Equipment & Services — 0.23%
	Hornbeck Offshore Services, Inc.
350,000	8.000%, 09/01/2017	351,750
	Oil & Gas — 10.24%
	Berry Petroleum Co.
3,000,000	8.250%, 11/01/2016	3,052,500
	Frontier Oil Corp.
2,000,000	8.500%, 09/15/2016	2,060,000
	Susser Holdings LLC
800,000	10.625%, 12/15/2013	836,000

20

SHARES OR
FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
	Swift Energy Co.
$5,000,000	7.125%, 06/01/2017	$4,775,000
	United Refining Co.
5,300,000	10.500%, 08/15/2012	5,088,000
		15,811,500
	Total Energy (Cost $16,120,970)	16,163,250

HEALTH CARE — 2.54%
	Health Care Providers & Services — 2.54%
	Carriage Services, Inc.
3,000,000	7.875%, 01/15/2015	2,902,500
	Psychiatric Solutions, Inc.
1,000,000	7.750%, 07/15/2015	1,023,750
	Total Health Care (Cost $3,949,819)	3,926,250

INDUSTRIALS — 2.53%
	Aerospace & Defense — 0.23%
	Triumph Group Inc.
350,000	8.000%, 11/15/2017	351,750
	Diversified Manufacturing — 0.66%
	Blount, Inc.
1,000,000	8.875%, 08/01/2012	1,016,250
	Textiles, Apparel & Luxury Goods — 1.64%
	Interface, Inc.
2,445,000	9.500%, 02/01/2014	2,530,575
	Total Industrials (Cost $3,775,743)	3,898,575

TOTAL CORPORATE BONDS		36,558,075
(COST $36,278,081)

SHORT TERM INVESTMENTS — 14.60%
INVESTMENT COMPANIES — 14.60%
8,155,396	AIM STIT-Treasury Portfolio — 0.03%	8,155,396
14,367,960	Fidelity Institutional Government Portfolio — 0.04%	14,367,960
	Total Investment Companies	22,523,356

TOTAL SHORT TERM INVESTMENTS		22,523,356
(COST $22,523,356)

TOTAL INVESTMENTS — 99.27%		153,178,291
(COST $146,611,912)

Other Assets in Excess of Liabilities — 0.73%		1,133,756

TOTAL NET ASSETS — 100.00%		$154,312,047

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Foreign Issued Security. The total value of these securities amounted to $22,884,075 (14.83% of net assets) at March 31, 2010.
(b)	Restricted security deemed liquid. The total value of restricted securities is $5,146,250 (3.33% of net assets) at March 31, 2010.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

21

Buffalo China Fund

SCHEDULE OF INVESTMENTS March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 90.56%
CONSUMER DISCRETIONARY — 9.43%
	Automobiles — 3.62%
977,894	Chongqing Changan Automobile Co., Ltd.(a)	$864,005
	Distributors — 0.05%
25,000	Goldin Properties Holdings Ltd.(a)	11,270
	Hotels, Restaurants & Leisure — 1.13%
4,000	Ctrip.com International, Ltd. — ADR(a)	156,800
105,000	Fairwood Holdings Ltd.	111,569
		268,369
	Media — 1.01%
2,314,000	HC International, Inc.(a)	241,406
	Specialty Retail — 0.71%
400,000	Hengdeli Holdings Ltd.	170,525
	Textiles, Apparel & Luxury Goods — 2.91%
290,000	Anta Sports Products Ltd.	478,836
300,000	China Dongxiang Group Co.	216,376
25,768,000	Tack Fat Group International Ltd.(a)(b)(c)	—
		695,212
	Total Consumer Discretionary (Cost $4,667,886)	2,250,787

CONSUMER STAPLES — 9.91%
	Food Products — 8.91%
900,000	Asian Citrus Holdings Ltd.(a)	751,161
665,000	Chaoda Modern Agriculture (Holdings) Ltd.	708,317
135,000	China Agri-Industries Holdings Ltd.	186,393
381,000	China Green (Holdings) Ltd.	479,915
		2,125,786
	Personal Products — 1.00%
32,000	Hengan International Group Co. Ltd.	238,632
	Total Consumer Staples (Cost $1,285,634)	2,364,418

ENERGY — 12.45%
	Coal & Consumable Fuels — 2.51%
138,500	China Shenhua Energy Co.	598,470
	Oil & Gas — 9.94%
662,000	China Petroleum & Chemical Corp. — Class H	542,270
660,000	CNOOC Ltd.	1,086,364
636,000	PetroChina Company Ltd.	743,778
		2,372,412
	Total Energy (Cost $2,044,432)	2,970,882

FINANCIALS — 10.31%
	Commercial Banks — 4.09%
500,000	Bank of China Ltd. — Class H	266,606
400,000	China Construction Bank — Class H	327,656
500,000	Industrial & Commercial Bank of China Ltd. — Class H	381,234
		975,496

22

SHARES		FAIR VALUE*
FINANCIALS (Continued)
	Insurance — 3.96%
40,000	China Life Insurance Co., Ltd — Class H	$191,648
40,000	China Taiping Insurance Holdings Co. Ltd.(a)	139,872
8,000	CNinsure, Inc. — ADR	212,880
46,500	Ping An Insurance (Group) Co. of China Ltd. — Class H	400,663
		945,063
	Real Estate Management & Development — 2.26%
90,000	China Resources Land Ltd.	195,666
40,000	Hang Lung Properties Ltd.	161,252
100,000	Shimao Property Holdings Ltd.	183,920
		540,838
	Total Financials (Cost $2,129,626)	2,461,397

HEALTH CARE — 6.27%
	Biotechnology — 1.04%
20,100	3SBio, Inc. — ADR(a)	248,838
	Health Care Equipment & Supplies — 3.76%
1,409,815	Golden Meditech Company Ltd.(a)	354,077
7,400	Mindray Medical International Ltd. — ADR	269,508
700,000	Mingyuan Medicare Development Co. Ltd.(a)	106,385
40,000	Shandong Weigao Group Medical Polymer Co. Ltd. — Class H	166,919
		896,889
	Pharmaceuticals — 1.47%
971,000	Hua Han Bio-Pharmaceutical Holdings Ltd. — Class H	350,169
	Total Health Care (Cost $1,095,284)	1,495,896

INDUSTRIALS — 11.00%
	Airlines — 3.04%
1,623,000	China Southern Airline Co. Ltd. — Class H(a)	725,351
	Chemicals — 0.36%
145,000	Sinofert Holdings Ltd.	86,654
	Commercial Services & Supplies — 0.72%
2,480,000	Jolimark Holdings Ltd.(b)	172,483
	Construction & Engineering — 1.61%
86,000	China Communications Construction Co. — Class H	81,190
128,000	China Railway Construction Corp. Ltd. — Class H	157,769
200,000	China Railway Group Ltd. — Class H(a)	144,251
		383,210
	Electrical Equipment — 1.36%
95,000	China High Speed Transmission Equipment Group Co.	209,963
20,000	Dongfang Electric Corp. Ltd. — Class H	113,855
		323,818
	Machinery — 0.71%
120,794	China International Marine Containers (Group) Co. Ltd.(a)	169,424
	Road & Rail — 0.08%
50,350	China Shipping Container Lines Company Ltd. — Class H(a)	20,103
	Transportation Infrastructure — 3.12%
1,092,000	Anhui Expressway Co.(a)	745,416
	Total Industrials (Cost $1,989,659)	2,626,459

23

Buffalo China Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

SHARES		FAIR VALUE*
INFORMATION TECHNOLOGY — 2.36%
	Communications Equipment — 0.93%
36,500	ZTE Corp. — Class H	$221,184
	Electronic Equipment, Instruments & Components — 0.65%
5,500	BYD Company Ltd. — Class H	54,792
1,002,000	Kwang Sung Electronics H.K.(a)	99,371
		154,163
	Internet Software & Services — 0.11%
594,000	China Lotsynergy Holdings Ltd.(a)	25,629
	Semiconductor & Semiconductor Equipment — 0.67%
6,600	Trina Solar Ltd. — ADR(a)	161,106
	Total Information Technology (Cost $423,328)	562,082

MATERIALS — 12.97%
	Chemicals — 0.55%
200,000	China Bluechemical Ltd — Class H	130,341
	Construction Materials — 3.03%
84,000	Anhui Conch Cement Co. Ltd.	555,005
300,000	China Shanshui Cement Group	167,692
		722,697
	Metals & Mining — 9.39%
836,000	Aluminum Corporation Of China Ltd.(a)	863,537
203,000	Jiangxi Copper Company Ltd. — Class H	458,592
382,000	Yanzhou Coal Mining Company Ltd. — Class H	919,053
		2,241,182
	Total Materials (Cost $1,390,014)	3,094,220

TELECOMMUNICATION SERVICES — 10.33%
	Diversified Telecommunication Services — 3.61%
120,000	China Communications Services Corp. Ltd. — Class H	60,276
1,622,000	China Telecom Corp. Ltd. — Class H	800,111
		860,387
	Wireless Telecommunication Services — 6.72%
112,000	China Mobile Ltd.	1,077,554
468,000	China Unicom Ltd.	526,815
		1,604,369
	Total Telecommunication Services (Cost $2,840,127)	2,464,756

UTILITIES — 5.53%
	Independent Power Producers & Energy Traders — 4.96%
588,000	Datang International Power Generation Company Ltd. — Class H	266,576
1,786,000	Huadian Power International Corp. Ltd. — Class H(a)	448,556
808,000	Huaneng Power International, Inc. — Class H	469,341
		1,184,473
	Water Utilities — 0.57%
250,000	Guangdong Investment Ltd.	135,235
	Total Utilities (Cost $1,582,106)	1,319,708

TOTAL COMMON STOCKS		21,610,605
(COST $19,448,096)

24

SHARES OR
FACE AMOUNT		FAIR VALUE*
	WARRANTS — 0.00%
	Matsunichi Comm. Warrants
19,500	Expiration: July, 2010, Exercise Price: $6.000(c)	$—

	TOTAL WARRANTS	—
	(COST $0)

	SHORT TERM INVESTMENTS — 2.50%
	INVESTMENT COMPANIES — 2.50%
598,047	Fidelity Institutional Government Portfolio — 0.04%	598,047
	Total Investment Companies	598,047

	TOTAL SHORT TERM INVESTMENTS	598,047
	(COST $598,047)

	TOTAL INVESTMENTS — 93.06%	22,208,652
	(COST $20,046,143)

	Other Assets in Excess of Liabilities — 6.94%	1,655,233

	TOTAL NET ASSETS — 100.00%	$23,863,885

ADR — American Depositary Receipt
(a)	Non Income Producing
(b)	Illiquid Securities. The total value of these securities amounted to $172,483 (0.72% of net assets) at March 31, 2010.
(c)	Fair valued security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2010.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

As of March 31, 2010, the country diversification was as follows:
	FAIR
	VALUE	PERCENTAGE
China	$15,673,582	65.68%
Hong Kong	5,937,023	24.88%
Total Common Stock and Warrants	21,610,605	90.56%
Total Short Term Investments	598,047	2.50%
Total Investments	22,208,652	93.06%
Other Assets in Excess of Liabilities	1,655,233	6.94%
TOTAL NET ASSETS	$23,863,885	100.00%

The accompanying notes are an integral part of these financial statements.

25

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 95.79%
CONSUMER DISCRETIONARY — 10.88%
	Auto Components — 3.29%
61,600	Gentex Corp.	$1,196,272
68,500	Johnson Controls, Inc.	2,259,815
		3,456,087
	Hotels, Restaurants & Leisure — 5.92%
65,900	Carnival Corp.(b)	2,562,192
25,600	McDonald’s Corp.	1,708,032
50,900	Yum! Brands, Inc.	1,950,997
		6,221,221
	Leisure Equipment & Products — 1.67%
42,000	WMS Industries Inc.(a)	1,761,480
	Total Consumer Discretionary (Cost $8,952,090)	11,438,788

CONSUMER STAPLES — 7.52%
	Beverages — 1.23%
23,500	The Coca Cola Co.	1,292,500
	Household Products — 6.29%
27,000	Colgate-Palmolive Co.	2,302,020
34,100	Kimberly-Clark Corp.	2,144,208
34,215	The Procter & Gamble Co.	2,164,783
		6,611,011
	Total Consumer Staples (Cost $5,589,479)	7,903,511

ENERGY — 3.06%
	Energy Equipment & Services — 3.06%
50,700	Schlumberger Ltd.(b)	3,217,422
	Total Energy (Cost $4,553,261)	3,217,422

FINANCIALS — 8.51%
	Capital Markets — 2.01%
12,400	The Goldman Sachs Group, Inc.	2,115,812
	Commercial Banks — 2.45%
46,600	Northern Trust Corp.	2,575,116
	Diversified Financial Services — 4.05%
57,800	JPMorgan Chase & Co.	2,586,550
46,100	MSCI, Inc.(a)	1,664,210
		4,250,760
	Total Financials (Cost $8,291,526)	8,941,688

HEALTH CARE — 12.65%
	Health Care Equipment & Supplies — 7.75%
34,500	Baxter International, Inc.	2,007,900
66,900	Dentsply International, Inc.	2,331,465
22,900	Haemonetics Corp.(a)	1,308,735
26,600	Sigma-Aldrich Corp.	1,427,356
19,300	Varian Medical Systems, Inc.(a)	1,067,869
		8,143,325

26

SHARES		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Providers & Services — 1.79%
78,900	Pharmaceutical Product Development, Inc.	$1,873,875
	Pharmaceuticals — 3.11%
31,900	Abbott Laboratories	1,680,492
24,400	Johnson & Johnson	1,590,880
		3,271,372
	Total Health Care (Cost $10,681,225)	13,288,572

INDUSTRIALS — 16.72%
	Aerospace & Defense — 2.99%
43,300	The Boeing Co.	3,144,013
	Air Freight & Logistics — 1.71%
27,900	United Parcel Service, Inc.	1,797,039
	Construction & Engineering — 2.08%
47,000	Fluor Corp.	2,185,970
	Electrical Equipment — 3.97%
65,500	Brady Corp.	2,038,360
42,400	Emerson Electric Co.	2,134,416
		4,172,776
	Industrial Conglomerates — 2.03%
25,500	3M Co.	2,131,035
	Machinery — 1.58%
83,100	Chart Industries, Inc.(a)	1,662,000
	Professional Services — 2.36%
93,400	Corporate Executive Board Co.	2,483,506
	Total Industrials (Cost $16,864,797)	17,576,339

INFORMATION TECHNOLOGY — 32.81%
	Communications Equipment — 5.57%
136,800	Cisco Systems, Inc.(a)	3,560,904
54,500	QUALCOMM Inc.	2,288,455
		5,849,359
	Computers & Peripherals — 2.55%
5,000	Apple Inc.(a)	1,174,650
46,100	NetApp, Inc.(a)	1,501,016
		2,675,666
	Electronic Equipment, Instruments & Components — 4.20%
27,300	Dolby Laboratories, Inc. — Class A(a)	1,601,691
43,300	National Instruments Corp.	1,444,055
47,700	Trimble Navigation Ltd(a)	1,369,944
		4,415,690
	Internet Software & Services — 2.88%
112,500	eBay Inc.(a)	3,031,875
	IT Services — 1.61%
100,000	Western Union Co.	1,696,000
	Office Electronics — 1.69%
55,900	Diebold, Inc.	1,775,384

27

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

SHARES OR
FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductor & Semiconductor Equipment — 9.55%
49,700	Broadcom Corp. — Class A	$1,649,046
17,150	Cabot Microelectronics Corp.(a)	648,785
102,900	Intel Corp.	2,290,554
41,000	KLA-Tencor Corp.	1,267,720
132,700	MKS Instruments, Inc.(a)	2,599,593
64,600	Texas Instruments, Inc.	1,580,762
		10,036,460
	Software — 4.76%
99,840	Electronic Arts Inc.(a)	1,863,014
10,700	F5 Networks, Inc.(a)	658,157
52,500	Microsoft Corp.	1,536,675
32,200	Red Hat, Inc.(a)	942,494
		5,000,340
	Total Information Technology (Cost $30,108,457)	34,480,774

MATERIALS — 3.64%
	Chemicals — 3.64%
30,200	Ecolab Inc.	1,327,290
15,500	Monsanto Co.	1,107,010
16,700	Praxair, Inc.	1,386,100
	Total Materials (Cost $3,287,646)	3,820,400

TOTAL COMMON STOCKS		100,667,494
(COST $88,328,481)

SHORT TERM INVESTMENTS — 4.13%
INVESTMENT COMPANIES — 4.13%
4,335,458	Fidelity Institutional Government Portfolio — 0.04%	4,335,458
	Total Investment Companies	4,335,458

TOTAL SHORT TERM INVESTMENTS		4,335,458
(COST $4,335,458)

TOTAL INVESTMENTS — 99.92%		105,002,952
(COST $92,663,939)

Other Assets in Excess of Liabilities — 0.08%		84,090

TOTAL NET ASSETS — 100.00%		$105,087,042

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $5,779,614 (5.50% of net assets) at March 31,2010.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

28

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS March 31, 2010

SHARES OR
FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 0.00%
SPECIAL PURPOSE ENTITY — 0.00%
725,000	Adelphia Recovery Trust(a)(b)(d)	$—
	Total Special Purpose Entity (Cost $712,005)	—

TOTAL COMMON STOCKS		—
(COST $712,005)

CONVERTIBLE PREFERRED STOCKS — 1.93%
FINANCIALS — 1.93%
	Commercial Banks — 1.93%
108,200	Boston Private Capital Trust I	3,320,388
	Total Financials (Cost $5,342,000)	3,320,388

TOTAL CONVERTIBLE PREFERRED STOCKS		3,320,388
(COST $5,342,000)

PREFERRED STOCKS — 1.65%
FINANCIALS — 1.65%
	Real Estate Management & Development — 1.65%
125,000	Firstservice Corp.(e)	2,843,750
	Total Financials (Cost $2,656,250)	2,843,750

TOTAL PREFERRED STOCKS		2,843,750
(COST $2,656,250)

CONVERTIBLE BONDS — 18.07%
CONSUMER DISCRETIONARY — 5.72%
	Hotels Restaurants & Leisure — 0.30%
	Host Hotels & Resorts LP
$500,000	3.125%, 04/15/2024 (Acquired 02/19/2009, Cost $500,000)(c)	513,750
	Leisure Equipment & Products — 2.96%
	WMS Industries, Inc.
1,600,000	2.750%, 07/15/2010	5,096,000
	Media — 2.46%
	The Interpublic Group of Companies, Inc.
1,000,000	4.750%, 03/15/2023	1,067,500
	Lions Gate Entertainment Corp.
3,300,000	2.938%, 10/15/2024(e)	3,172,125
		4,239,625
	Total Consumer Discretionary (Cost $6,377,079)	9,849,375

29

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

FACE AMOUNT		FAIR VALUE*
CONSUMER STAPLES — 0.15%
	Food & Staples Retailing — 0.15%
	Pantry, Inc.
$300,000	3.000%, 11/15/2012	$266,250
	Total Consumer Staples (Cost $246,906)	266,250

ENERGY — 1.47%
	Energy Equipment & Services — 1.47%
	Hornbeck Offshore Services Inc.
3,000,000	1.625%, 11/15/2026	2,527,500
	Total Energy (Cost $2,456,285)	2,527,500

FINANCIALS — 0.15%
	Capital Markets — 0.15%
	Janus Capital Group, Inc.
200,000	3.250%, 07/15/2014	253,500
	Total Financials (Cost $200,000)	253,500

HEALTH CARE — 6.89%
	Biotechnology — 2.20%
	Amylin Pharmaceuticals, Inc.
3,655,000	2.500%, 04/15/2011	3,778,356
	Health Care Equipment & Supplies — 3.95%
	American Medical Systems
137,000	3.250%, 07/01/2036	150,186
863,000	4.000%, 09/15/2041	1,016,182
	ConMed Corp.
1,500,000	2.500%, 11/15/2024	1,458,750
	SonoSite, Inc.
1,800,000	3.750%, 07/15/2014	1,910,250
	Wright Medical Group, Inc.
2,550,000	2.625%, 12/01/2014	2,266,313
		6,801,681
	Life Sciences Tools & Services — 0.74%
	Charles River Laboratories International, Inc.
1,250,000	2.250%, 06/15/2013	1,279,688
	Total Health Care (Cost $10,478,819)	11,859,725

INDUSTRIALS — 1.37%
	Electrical Equipment — 0.56%
	General Cable Corp.
1,000,000	4.500%, 11/15/2029	966,250
	Trading Companies & Distributors — 0.81%
	Wesco Intl, Inc.
960,000	6.000%, 09/15/2029	1,401,600
	Total Industrials (Cost $1,783,866)	2,367,850

INFORMATION TECHNOLOGY — 0.97%
	Semiconductors & Semiconductor Equipment — 0.97%
	Intel Corp.
1,700,000	2.950%, 12/15/2035	1,676,625
	Total Information Technology (Cost $1,687,930)	1,676,625

30

FACE AMOUNT		FAIR VALUE*
MATERIALS — 0.14%
	Metals & Mining — 0.14%
	Steel Dynamics, Inc.
$200,000	5.125%, 06/15/2014	$247,000
	Total Materials (Cost $200,000)	247,000

TELECOMMUNICATION SERVICES — 1.21%
	Diversified Telecommunication Services — 1.21%
	Ciena Corp.
2,000,000	4.000%, 03/15/2015 (Acquired 3/9/2010, Cost $2,000,000)(c)	2,080,000
	Total Telecommunication Services (Cost $2,000,000)	2,080,000

TOTAL CONVERTIBLE BONDS		31,127,825
(COST $25,430,885)

CORPORATE BONDS — 66.94%
CONSUMER DISCRETIONARY — 32.57%
	Hotels Restaurants & Leisure — 9.75%
	Ameristar Casinos, Inc.
3,000,000	9.250%, 06/01/2014	3,157,500
	Circus Circus
2,100,000	7.625%, 07/15/2013	1,858,500
	Gaylord Entertainment Co.
1,000,000	6.750%, 11/15/2014	962,500
	Isle of Capri Casinos
2,928,000	7.000%, 03/01/2014	2,518,080
	Penn National Gaming, Inc.
1,600,000	8.750%, 08/15/2019 (Acquired 10/28/2009, Cost $1,584,000)(c)	1,632,000
	Pinnacle Entertainment, Inc.
2,685,000	8.250%, 03/15/2012	2,678,287
	Royal Caribbean Cruises Ltd
1,450,000	7.000%, 06/15/2013(e)	1,475,375
1,615,000	7.500%, 10/15/2027(e)	1,433,313
	Speedway Motorsports, Inc.
1,000,000	8.750%, 06/01/2016	1,070,000
		16,785,555
	Household Durables — 2.70%
	Jarden Corp.
2,000,000	7.500%, 05/01/2017	2,037,500
	Sealy Mattress Co.
2,500,000	8.250%, 06/15/2014	2,512,500
90,000	10.875%, 04/15/2016 (Acquired 05/15/2009, Cost $86,727)(c)	101,250
		4,651,250
	Internet & Catalog Retail — 0.66%
	HSN, Inc.
1,000,000	11.250%, 08/01/2016	1,140,000
	Media — 2.99%
	Lions Gate Entertainment Corp.
5,000,000	10.250%, 11/01/2016 (Acquired 10/16/2009, Cost $4,774,498)(c)(e)	5,143,750

31

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	Rail Transportation — 3.09%
	Kansas City Southern de Mexico Railway Co.
$4,000,000	8.000%, 02/01/2018 (Acquired 01/07/2010, Cost $3,942,000)(c)(e)	$4,120,000
	Kansas City Southern Railway Co.
1,000,000	13.000%, 12/15/2013	1,195,000
		5,315,000
	Specialty Retail — 6.90%
	Autonation, Inc.
2,000,000	7.000%, 04/15/2014	2,080,000
	Group 1 Automotive, Inc.
2,900,000	8.250%, 08/15/2013	2,997,875
	Sally Holdings LLC
650,000	9.250%, 11/15/2014	692,250
	Sonic Automotive, Inc.
1,500,000	9.000%, 03/15/2018 (Acquired 03/09/2010 & 03/16/2010, Cost $1,502,365)(c)	1,545,000
	United Auto Group, Inc.
4,725,000	7.750%, 12/15/2016	4,571,438
		11,886,563
	Textiles, Apparel & Luxury Goods — 6.48%
	Interface, Inc.
2,909,000	9.500%, 02/01/2014	3,010,815
	Oxford Industries, Inc.
4,500,000	11.375%, 07/15/2015	5,040,000
	Phillips Van-Heusen
3,120,000	7.750%, 11/15/2023	3,118,312
		11,169,127
	Total Consumer Discretionary (Cost $53,820,308)	56,091,245

CONSUMER STAPLES — 3.91%
	Food & Staples Retailing — 1.13%
	Pantry, Inc.
2,000,000	7.750%, 02/15/2014	1,950,000
	Food Products — 1.58%
	Smithfield Foods, Inc.
2,750,000	7.750%, 07/01/2017	2,715,625
	Personal Products — 1.20%
	Revlon Consumer Products Corp.
2,000,000	9.750%, 11/15/2015 (Acquired 11/17/2009 & 02/08/2010, Cost $2,038,750)(c)	2,075,000
	Total Consumer Staples (Cost $6,740,198)	6,740,625

32

FACE AMOUNT		FAIR VALUE*
ENERGY — 7.78%
	Energy Equipment & Services — 0.15%
	Parker Drilling Co.
$250,000	9.125%, 04/01/2018 (Acquired 03/11/2010, Cost $250,000)(c)	$257,187
	Oil & Gas — 7.63%
	Berry Petroleum Co.
750,000	10.250%, 06/01/2014	830,625
2,000,000	8.250%, 11/01/2016	2,035,000
	Concho Resources, Inc.
750,000	8.625%, 10/01/2017	798,750
	Continental Resources, Inc.
100,000	8.250%, 10/01/2019	106,500
	Inergy L.P. & Inergy Finance Corp.
3,400,000	6.875%, 12/15/2014	3,417,000
600,000	8.250%, 03/01/2016	621,000
	Susser Holdings LLC
1,250,000	10.625%, 12/15/2013	1,306,250
	United Refining Co.
4,200,000	10.500%, 08/15/2012	4,032,000
		13,147,125
	Total Energy (Cost $13,080,252)	13,404,312

FINANCIALS — 1.68%
	Capital Markets — 1.68%
	Janus Capital Group, Inc.
1,825,000	6.125%, 09/15/2011	1,868,822
1,000,000	6.500%, 06/15/2012	1,034,870
	Total Financials (Cost $2,512,768)	2,903,692

HEALTH CARE — 5.24%
	Health Care Equipment & Supplies — 0.69%
	Cooper Cos, Inc.
1,200,000	7.125%, 02/15/2015	1,198,500
	Health Care Providers & Services — 4.55%
	Carriage Services, Inc.
3,000,000	7.875%, 01/15/2015	2,902,500
	Davita, Inc.
1,000,000	7.250%, 03/15/2015	1,025,000
	Psychiatric Solutions, Inc.
750,000	7.750%, 07/15/2015 (Acquired 02/24/2010, Cost $704,128)(c)	767,812
2,360,000	7.750%, 07/15/2015	2,416,050
	Sun Healthcare Group, Inc.
700,000	9.125%, 04/15/2015	722,750
		7,834,112
	Total Health Care (Cost $8,781,711)	9,032,612

33

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 10.37%
	Aerospace & Defense — 0.09%
	Triumph Group Inc.
$150,000	8.000%, 11/15/2017	$150,750
	Commercial Services & Supplies — 5.69%
	Education Management LLC
2,805,000	8.750%, 06/01/2014	2,903,175
	Greenbrier Companies, Inc.
2,000,000	8.375%, 05/15/2015	1,830,000
	Iron Mountain, Inc.
2,925,000	7.750%, 01/15/2015	2,965,219
	Mobile Mini, Inc.
2,250,000	6.875%, 05/01/2015	2,109,375
		9,807,769
	Diversified Manufacturing — 1.62%
	Blount, Inc.
2,210,000	8.875%, 08/01/2012	2,245,912
	BWAY Corp.
500,000	10.000%, 04/15/2014 (Acquired 05/11/2009, Cost $488,127)(c)	540,000
		2,785,912
	Machinery — 2.97%
	Altra Holdings, Inc.
1,500,000	8.125%, 12/01/2016 (Acquired 11/16/2009, Cost $1,480,365)(c)	1,531,875
	American Railcar Industries, Inc.
1,000,000	7.500%, 03/01/2014	960,000
	Chart Industries, Inc.
1,400,000	9.125%, 10/15/2015	1,407,000
	Gardner Denver, Inc.
1,200,000	8.000%, 05/01/2013	1,212,000
		5,110,875
	Total Industrials (Cost $17,536,540)	17,855,306

INFORMATION TECHNOLOGY — 1.26%
	Semiconductors & Semiconductor Equipment — 1.26%
	KLA-Tencor Corp.
500,000	6.900%, 05/01/2018	543,233
	National Semiconductor Corp.
1,500,000	6.600%, 06/15/2017	1,630,941
	Total Information Technology (Cost $1,732,622)	2,174,174

MANUFACTURING — 2.84%
	Paper Products — 0.31%
	Cenveo Corp.
545,000	7.875%, 12/01/2013	524,562
	Pharmaceutical — 2.39%
	Prestige Brands, Inc.
4,000,000	8.250%, 04/01/2018 (Acquired 03/10/2010, Cost $3,942,560)(c)	4,120,000
	Transportation Equipment — 0.14%
	Transdigm, Inc.
235,000	7.750%, 07/15/2014	241,463
	Total Manufacturing (Cost $4,701,524)	4,886,025

34

SHARES OR
FACE AMOUNT		FAIR VALUE*
MATERIALS — 0.30%
	Metals & Mining — 0.30%
	Steel Dynamics, Inc.
$500,000	7.625%, 03/15/2020 (Acquired 03/11/2010, Cost $500,000)(c)	$515,000
	Total Materials (Cost $500,000)	515,000

SERVICES — 0.99%
	Business Services — 0.99%
	Lamar Media Corp.
1,750,000	6.625%, 08/15/2015	1,700,938
	Total Services (Cost $1,634,948)	1,700,938

TOTAL CORPORATE BONDS		115,303,929
(COST $111,040,871)

SHORT TERM INVESTMENTS — 10.56%
INVESTMENT COMPANIES — 10.56%
2,873,325	AIM STIT-Treasury Portfolio — 0.03%	2,873,325
15,313,082	Fidelity Institutional Government Portfolio — 0.04%	15,313,082
	Total Investment Companies	18,186,407

TOTAL SHORT TERM INVESTMENTS		18,186,407
(COST $18,186,407)

TOTAL INVESTMENTS — 99.15%		170,782,299
(COST $163,368,418)

Other Assets in Excess of Liabilities — 0.85%		1,458,098

TOTAL NET ASSETS — 100.00%		$172,240,397

(a)Non Income Producing
(b)Illiquid Security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2010.
(c)Restricted security deemed liquid. The total value of restricted securities is $24,942,624 (14.48% of net assets) at March 31, 2010.
(d)Fair valued security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2010.
(e)Foreign issued security. The total value of these securities amounted to $18,188,313 (10.56% of net assets) at March 31, 2010.
*See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

35

Buffalo International Fund

SCHEDULE OF INVESTMENTS
March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 87.11%
AUSTRIA — 0.50%
	Oil & Gas — 0.50%
4,000	OMV AG	$150,085
	Total Austria (Cost $173,180)	150,085

BERMUDA — 2.71%
	Food Products — 2.51%
900,000	Asian Citrus Holdings Ltd.(a)	751,161
	Semiconductor & Semiconductor Equipment — 0.20%
3,000	Marvell Technology Group Ltd(a)	61,140
	Total Bermuda (Cost $550,919)	812,301

BRAZIL — 8.70%
	Diversified Financial Services — 2.59%
115,320	BM&F BOVESPS SA	774,269
	Household Durables — 1.23%
26,700	Gafisa S.A. — ADR	366,858
	IT Services — 4.19%
68,000	Cielo SA	645,834
33,000	Redecard SA	610,510
		1,256,344
	Water Utilities — 0.69%
600	Companhia de Saneamento Basico do Estado de Sao Paulo — SABESP — ADR	22,080
13,000	Companhia de Saneamento de Minas Gerais — Copasa MG	185,678
		207,758
	Total Brazil (Cost $2,331,412)	2,605,229

CANADA — 1.97%
	Communications Equipment — 1.97%
8,000	Research In Motion Ltd. (RIM)(a)	591,600
	Total Canada (Cost $585,303)	591,600

CAYMAN ISLANDS — 2.94%
	Biotechnology — 0.99%
24,000	3SBio, Inc. — ADR(a)	297,120
	Construction Materials — 0.93%
500,000	China Shanshui Cement Group	279,486
	Hotels, Restaurants & Leisure — 0.73%
1,000	China Lodging Group Ltd — ADR(a)	14,980
5,200	Ctrip.com International, Ltd. — ADR(a)	203,840
		218,820
	Specialty Retail — 0.29%
200,000	Hengdeli Holdings Ltd.	85,263
	Total Cayman Islands (Cost $636,277)	880,689

CHILE — 0.91%
	Beverages — 0.91%
7,300	Compania Cervecerias Unidas S.A. — ADR	273,823
	Total Chile (Cost $280,863)	273,823

36

SHARES		FAIR VALUE*
CHINA — 6.74%
	Construction & Engineering — 0.36%
150,000	Baoye Group Co. Ltd.	$109,154
	Food Products — 4.01%
690,498	Chaoda Modern Agriculture (Holdings) Ltd.	735,476
370,000	China Green (Holdings) Ltd.	466,059
		1,201,535
	Health Care Equipment & Supplies — 1.01%
8,300	Mindray Medical International Ltd. — ADR	302,286
	Insurance — 1.36%
15,300	CNinsure, Inc. — ADR	407,133
	Total China (Cost $1,518,461)	2,020,108

DENMARK — 0.58%
	Electrical Equipment — 0.58%
3,200	Vestas Wind System A/S(a)	173,881
	Total Denmark (Cost $205,740)	173,881

FRANCE — 5.10%
	Commercial Banks — 1.54%
3,500	BNP Paribas	268,794
11,000	Credit Agricole S.A.	192,550
		461,344
	Machinery — 1.28%
1,900	Vallourec SA	383,141
	Multi-Utilities — 0.57%
4,966	Veolia Environnement — ADR	171,675
	Software — 0.89%
4,500	Dassault Systemes S.A.	266,184
	Textiles, Apparel & Luxury Goods — 0.82%
2,100	LVMH Moet Hennessy Louis Vuitton SA	245,461
	Total France (Cost $1,689,384)	1,527,805

GERMANY — 8.20%
	Chemicals — 1.35%
6,000	Bayer AG	405,846
	Food Products — 0.98%
1,700	KWS Saat AG	292,755
	Household Products — 1.53%
9,900	Henkel KGaA	458,710
	Software — 0.90%
5,600	SAP AG — ADR	269,752
	Textiles, Apparel & Luxury Goods — 3.44%
9,200	Adidas AG	492,072
1,700	Puma AG Rudolf Dassler Sport	538,554
		1,030,626
	Total Germany (Cost $2,373,840)	2,457,689

37

Buffalo International Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

SHARES		FAIR VALUE*
GUERNSEY — 1.95%
	IT Services — 1.95%
19,400	Amdocs Ltd.(a)	$584,134
	Total Guernsey (Cost $561,227)	584,134

HONG KONG — 4.87%
	Health Care Equipment & Supplies — 0.89%
600,000	Mingyuan Medicare Development Co. Ltd.(a)	91,187
42,000	Shandong Weigao Group Medical Polymer Co. Ltd. — Class H	175,265
		266,452
	Hotels, Restaurants & Leisure — 0.48%
135,000	Fairwood Holdings Ltd.	143,446
	Real Estate Management & Development — 0.84%
7,000	Cheung Kong (Holdings) Ltd.	90,157
40,000	Hang Lung Properties Ltd.	161,252
		251,409
	Textiles, Apparel & Luxury Goods — 1.24%
225,000	Anta Sports Products LTD	371,510
	Water Utilities — 1.42%
790,000	Guangdong Investment Ltd.	427,343
	Total Hong Kong (Cost $1,023,718)	1,460,160

INDIA — 2.05%
	Pharmaceuticals — 2.05%
21,700	Dr. Reddy’s Laboratories Ltd. — ADR	612,591
	Total India (Cost $347,281)	612,591

ISRAEL — 2.67%
	Pharmaceuticals — 2.67%
12,700	Teva Pharmaceutical Industries Ltd. — ADR	801,116
	Total Israel (Cost $615,704)	801,116

JAPAN — 4.87%
	Commercial Services & Supplies — 0.51%
3,500	SECOM CO., LTD	153,118
	Electronic Equipment, Instruments & Components — 1.60%
34,000	Nippon Electric Glass Co., Ltd.	478,960
	Multiline Retail — 0.85%
6,000	Ryohin Keikaku Co.	253,182
	Specialty Retail — 1.91%
3,300	FAST RETAILING CO., Ltd.	573,591
	Total Japan (Cost $1,313,271)	1,458,851

LUXEMBOURG — 2.08%
	Wireless Telecommunication Services — 2.08%
7,000	Millicom International Cellular S.A.	624,050
	Total Luxembourg (Cost $446,192)	624,050

38

SHARES		FAIR VALUE*
MALAYSIA — 1.18%
	Airlines — 1.18%
830,000	Airasia Berhad(a)	$353,679
	Total Malaysia (Cost $347,124)	353,679

MEXICO — 1.70%
	Wireless Telecommunication Services — 1.70%
10,100	America Movil SAB de C.V. — ADR	508,434
	Total Mexico (Cost $503,126)	508,434

NETHERLANDS — 0.95%
	Industrial Conglomerates — 0.95%
8,900	Koninklijke (Royal) Philips Electronics N.V. — ADR	284,978
	Total Netherlands (Cost $355,290)	284,978

NORWAY — 0.77%
	Commercial Services & Supplies — 0.77%
47,000	Tomra Systems Asa	230,129
	Total Norway (Cost $277,455)	230,129

SINGAPORE — 2.91%
	Diversified Financial Services — 1.64%
25,500	Jardine Strategic Holdings Ltd.(a)	490,620
	Hotels, Restaurants & Leisure — 0.42%
90,000	Mandarin Oriental International Ltd.	126,000
	Water Utilities — 0.85%
105,000	Hyflux Ltd.	255,191
	Total Singapore (Cost $807,726)	871,811

SPAIN — 0.51%
	Diversified Financial Services — 0.51%
5,700	Bolsas y Mercados Espanoles	152,589
	Total Spain (Cost $154,226)	152,589

SWEDEN — 1.64%
	Communications Equipment — 0.83%
23,800	Telefonaktirbolaget LM Ericsson — ADR	248,234
	Credit Intermediation and Related Activities — 0.05%
1,400	Swedbank AB — ADR	14,294
	Specialty Retail — 0.76%
3,500	Hennes & Mauritz AB (H&M) — Class B	227,384
	Total Sweden (Cost $514,315)	489,912

39

Buffalo International Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

SHARES		FAIR VALUE*
SWITZERLAND — 13.34%
	Commercial Banks — 2.35%
19,400	Julius Baer Group Ltd.	$703,765
	Capital Markets — 3.06%
20,000	EFG International AG	347,117
46,400	GAM Holding Ltd.	569,878
		916,995
	Chemicals — 1.58%
8,500	Syngenta Ag — ADR	471,835
	Food Products — 0.99%
5,800	Nestle SA	297,041
	Health Care Equipment & Supplies — 0.83%
2,000	Synthes, Inc.	249,621
	Industrial Conglomerates — 0.86%
4,000	Daetwyler Holding AG	257,967
	Management Consulting Services — 0.74%
10,100	ABB Ltd. — ADR	220,584
	Pharmaceuticals — 0.20%
400	Acino Holding AG	60,698
	Software — 1.67%
17,000	Temenos Group AG(a)	500,617
	Textiles, Apparel & Luxury Goods — 1.06%
1,000	Swatch Group AG	318,854
	Total Switzerland (Cost $3,636,177)	3,997,977

TAIWAN, PROVINCE OF CHINA — 0.92%
	Semiconductor & Semiconductor Equipment — 0.92%
26,281	Taiwan Semiconductor Manufacturing Company Ltd. — ADR	275,688
	Total Taiwan, Province of China (Cost $252,086)	275,688

UNITED KINGDOM — 5.04%
	Beverages — 1.76%
7,800	Diageo plc — ADR	526,110
	Capital Markets — 0.71%
10,000	Schroders PLC	213,512
	Health Care Equipment & Supplies — 1.60%
9,600	Smith & Nephew plc — ADR	480,576
	Internet Software & Services — 0.97%
45,000	Telecity Group PLC(a)	289,538
	Total United Kingdom (Cost $1,461,200)	1,509,736

UNITED STATES — 1.31%
	Capital Markets — 1.31%
15,800	Artio Global Investors Inc.	390,892
	Total United States (Cost $404,292)	390,892

TOTAL COMMON STOCKS		26,099,937
(COST $23,365,789)

40

SHARES		FAIR VALUE*
PREFERRED STOCKS — 3.22%
BRAZIL — 3.22%
	Beverages — 0.86%
2,800	Companhia de Bebidas das Americas (AMBEV) — ARD	$256,648
	Oil & Gas — 2.36%
17,900	Petroleo Brasileiro S.A. — ADR	708,661
	Total Brazil (Cost $775,217)	965,309

TOTAL PREFERRED STOCKS		965,309
(COST $775,217)

SHORT TERM INVESTMENT — 6.50%
INVESTMENT COMPANIES — 6.50%
1,946,606	Fidelity Institutional Government Portfolio — 0.04%	1,946,606
	Total Investment Companies	1,946,606

TOTAL SHORT TERM INVESTMENTS		1,946,606
(COST $1,946,606)

TOTAL INVESTMENTS — 96.83%		29,011,852
(COST $26,087,612)

Other Assets in Excess of Liabilities — 3.17%		948,491

TOTAL NET ASSETS — 100.00%		$29,960,343

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income Producing Security.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

41

Buffalo International Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

As of March 31, 2010, the industry diversification was as follows:
	FAIR
	VALUE	PERCENTAGE
Airlines	$353,679	1.18%
Beverage	1,056,581	3.53%
Biotechnology	297,120	0.99%
Capital Markets	1,521,399	5.08%
Chemicals	877,681	2.93%
Commercial Banks	1,165,109	3.89%
Commercial Service & Supplies	383,247	1.28%
Communications Equipment	839,834	2.80%
Construction & Engineering	109,154	0.36%
Construction Materials	279,486	0.93%
Credit Intermediation & Related Activity	14,294	0.05%
Diversified Financial Services	1,417,478	4.73%
Electrical Equipment	173,881	0.58%
Electronic Equipment, Instruments & Components	478,960	1.60%
Food Products	2,542,492	8.49%
Health Care Equipment & Supplies	1,298,935	4.34%
Hotels, Restaurants & Leisure	488,266	1.63%
Household Durable	366,858	1.22%
Household Products	458,710	1.53%
Industrial Conglomerates	542,945	1.81%
Internet Software & Services	289,538	0.97%
Insurance	407,133	1.36%
IT Services	1,840,478	6.14%
Machinery	383,141	1.28%
Management Consulting Services	220,584	0.74%
Multi-Utilities	171,675	0.57%
Multiline Retail	253,182	0.84%
Oil & Gas	858,746	2.87%
Pharmaceuticals	1,474,405	4.92%
Real Estate Management & Development	251,409	0.84%
Semiconductor & Semiconductor Equipment	336,828	1.12%
Software	1,036,553	3.46%
Specialty Retail	886,238	2.96%
Textiles, Apparel & Luxury Goods	1,966,451	6.56%
Water Utilities	890,292	2.97%
Wireless Telecommunications	1,132,484	3.78%
Total Equity	27,065,246	90.33%
Total Short Term Investments	1,946,606	6.50%
Total Investments	29,011,852	96.83%
Other Assets in Excess of Liabilities	948,491	3.17%
TOTAL NET ASSETS	$29,960,343	100.00%

The accompanying notes are an integral part of these financial statements.

42

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 96.92%
CONSUMER DISCRETIONARY — 8.57%
	Media — 5.49%
22,150	Viacom Inc. — Class B(a)	$761,517
36,000	The Walt Disney Co.	1,256,760
		2,018,277
	Specialty Retail — 3.08%
24,800	Abercrombie & Fitch Co. — Class A	1,131,872
	Total Consumer Discretionary (Cost $2,674,522)	3,150,149

CONSUMER STAPLES — 10.30%
	Food & Staples Retailing — 5.92%
8,800	Costco Wholesale Corp.	525,448
18,100	Walgreen Co.	671,329
27,100	Whole Foods Market, Inc.(a)	979,665
		2,176,442
	Food Products — 2.18%
11,300	General Mills, Inc.	799,927
	Personal Products — 2.20%
23,900	Avon Products, Inc.	809,493
	Total Consumer Staples (Cost $2,827,901)	3,785,862

ENERGY — 1.79%
	Energy Equipment & Services — 1.79%
15,400	Smith International, Inc.	659,428
	Total Energy (Cost $466,155)	659,428

FINANCIALS — 15.65%
	Commercial Banks — 2.29%
15,200	Northern Trust Corp.	839,952
	Diversified Financial Services — 13.36%
31,700	American Express Co.	1,307,942
35,100	Bank of America Corp.	626,535
8,600	Franklin Resources, Inc.	953,740
22,900	JPMorgan Chase & Co.	1,024,775
18,200	T. Rowe Price Group, Inc.	999,726
		4,912,718
	Total Financials (Cost $4,116,385)	5,752,670

43

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

SHARES		FAIR VALUE*
HEALTH CARE — 19.74%
	Biotechnology — 4.24%
34,300	Gilead Sciences, Inc.(a)	$1,559,964
	Health Care Equipment & Supplies — 5.75%
15,650	Becton, Dickinson and Co.	1,232,124
16,400	Sigma-Aldrich Corp.	880,024
		2,112,148
	Pharmaceuticals — 9.75%
9,000	Bayer AG — ADR(b)	608,850
45,500	Forest Laboratories, Inc.(a)	1,426,880
41,500	Merck & Co., Inc.	1,550,025
		3,585,755
	Total Health Care (Cost $5,817,130)	7,257,867

INDUSTRIALS — 8.79%
	Aerospace & Defense — 2.60%
13,200	The Boeing Co.	958,452
	Air Freight & Logistics — 3.33%
13,100	FedEx Corp.	1,223,540
	Construction & Engineering — 2.86%
22,600	Fluor Corp.	1,051,126
	Total Industrials (Cost $2,053,306)	3,233,118

INFORMATION TECHNOLOGY — 29.59%
	Communications Equipment — 6.69%
35,700	Cisco Systems, Inc.(a)	929,271
36,400	Corning, Inc.	735,644
18,900	QUALCOMM Inc.	793,611
		2,458,526
	Computers & Peripherals — 2.69%
30,400	NetApp, Inc.(a)	989,824
	Internet Software & Services — 6.19%
52,400	eBay Inc.(a)	1,412,180
52,300	Yahoo!, Inc.(a)	864,519
		2,276,699
	Semiconductor & Semiconductor Equipment — 10.40%
77,700	Applied Materials, Inc.	1,047,396
24,000	Broadcom Corp. — Class A	796,320
65,100	Intel Corp.	1,449,126
21,700	Texas Instruments, Inc.	530,999
		3,823,841
	Software — 3.62%
50,100	Electronic Arts Inc.(a)	934,866
13,500	Microsoft Corp.	395,145
		1,330,011
	Total Information Technology (Cost $10,665,749)	10,878,901

44

SHARES		FAIR VALUE*
	MATERIALS — 2.49%
	Chemicals — 2.49%
12,800	Monsanto Co.	$914,176
	Total Materials (Cost $1,002,815)	914,176

	TOTAL COMMON STOCKS	35,632,171
	(COST $29,623,963)

	SHORT TERM INVESTMENT — 2.91%
	INVESTMENT COMPANIES — 2.91%
1,070,225	Fidelity Institutional Government Portfolio — 0.04%	1,070,225
	Total Investment Companies	1,070,225

	TOTAL SHORT TERM INVESTMENT	1,070,225
	(COST $1,070,225)

	TOTAL INVESTMENTS — 99.83%	36,702,396
	(COST $30,694,188)

	Other Assets in Excess of Liabilities — 0.17%	63,010

	TOTAL NET ASSETS — 100.00%	$36,765,406

ADR — American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Securities. The total value of these securities amounted to $608,850 (1.66% of net assets) at March 31, 2010.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

45

Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 96.17%
CONSUMER DISCRETIONARY — 19.68%
	Diversified Consumer Services — 2.75%
27,300	Universal Technical Institute, Inc.(a)	$622,986
	Hotels, Restaurants & Leisure — 5.92%
101,598	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	1,023,092
7,200	Steiner Leisure Ltd.(a)(b)	319,104
		1,342,196
	Internet & Catalog Retail — 2.01%
20,600	Petmed Express, Inc.	456,702
	Specialty Retail — 4.92%
128,500	Coldwater Creek, Inc.(a)	891,790
10,000	Vitamin Shoppe, Inc.(a)	224,500
		1,116,290
	Textiles, Apparel & Luxury Goods — 4.08%
104,239	The Dixie Group, Inc.(a)	515,983
20,100	Oxford Industries, Inc.	408,633
		924,616
	Total Consumer Discretionary (Cost $4,064,308)	4,462,790

CONSUMER STAPLES — 1.97%
	Food Products — 1.97%
69,100	Smart Balance, Inc.(a)	447,768
	Total Consumer Staples (Cost $415,190)	447,768

FINANCIALS — 10.07%
	Capital Markets — 3.77%
76,600	Sanders Morris Harris Group, Inc.	474,154
7,100	Stifel Financial Corp.(a)	381,625
		855,779
	Diversified Financial Services — 6.30%
16,300	Cohen & Steers, Inc.	406,848
64,900	MarketAxess Holdings, Inc.	1,020,877
		1,427,725
	Total Financials (Cost $1,950,751)	2,283,504

HEALTH CARE — 20.06%
	Health Care Equipment & Supplies — 12.39%
48,000	Align Technology, Inc.(a)	928,320
11,800	ICU Medical, Inc.(a)	406,510
13,925	Meridian Bioscience, Inc.	283,653
14,250	Neogen Corp.(a)	357,675
92,500	Orthovita, Inc.(a)	394,050
54,000	Remedent, Inc.(a)	18,900
13,100	Sonosite, Inc.(a)	420,641
		2,809,749

46

SHARES		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Providers & Services — 3.54%
15,000	National Research Corp.	$379,800
38,400	Virtual Radiologic Corp.(a)	422,400
		802,200
	Health Care Technology — 2.74%
44,300	Omnicell, Inc.(a)	621,529
	Life Sciences Tools & Services — 1.39%
12,000	ICON PLC — ADR(a)(b)	316,800
	Total Health Care (Cost $2,865,903)	4,550,278

INDUSTRIALS — 8.35%
	Commercial Services & Supplies — 2.58%
6,300	Capella Education Company(a)	584,892
	Construction & Engineering — 1.47%
20,500	MYR Group Inc.(a)	334,355
	Professional Services — 4.30%
16,900	Exponent, Inc.(a)	481,988
17,600	Heidrick & Struggles International, Inc.	493,328
		975,316
	Total Industrials (Cost $1,405,434)	1,894,563

INFORMATION TECHNOLOGY — 30.80%
	Communications Equipment — 1.37%
20,400	Ciena Corp.(a)	310,896
	Computers & Peripherals — 4.07%
21,792	Rimage Corp.(a)	315,112
24,900	Stratasys, Inc.(a)	607,062
		922,174
	Electronic Equipment & Instruments — 2.91%
19,400	DTS, Inc.(a)	660,376
	Internet Software & Services — 7.26%
86,700	DivX, Inc.(a)	620,772
60,700	Internap Network Services Corp.(a)	339,920
40,900	The Knot, Inc.(a)	319,838
46,500	NIC, Inc.	365,955
		1,646,485
	IT Services — 1.61%
28,000	Integral Systems, Inc(a)	269,640
5,000	Meru Networks, Inc.(a)	95,850
		365,490
	Professional, Scientific, and Technical Services — 3.04%
90,278	Deltek, Inc.(a)	689,724
	Semiconductors & Semiconductor Equipment — 3.29%
11,600	Cabot Microelectronics Corp.(a)	438,828
12,000	Supertex, Inc.(a)	307,080
		745,908

47

Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

SHARES		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Software — 7.25%
62,400	Double-Take Software Inc.(a)	$555,984
47,000	PDF Solutions, Inc.(a)	204,920
56,800	PROS Holdings, Inc.(a)	561,184
22,500	Radiant Systems, Inc.(a)	321,075
		1,643,163
	Total Information Technology (Cost $6,852,800)	6,984,216

MATERIALS — 5.24%
	Chemicals — 3.15%
41,900	Landec Corp.(a)	277,797
18,600	STR Holdings Inc.(a)	437,100
		714,897
	Metals & Mining — 2.09%
40,000	Horsehead Holding Corp.(a)	473,600
	Total Materials (Cost $892,503)	1,188,497

TOTAL COMMON STOCKS		21,811,616
(COST $18,446,889)

SHORT TERM INVESTMENT — 3.92%
INVESTMENT COMPANIES — 3.92%
889,344	Fidelity Institutional Government Portfolio — 0.04%	889,344
	Total Investment Companies	889,344

TOTAL SHORT TERM INVESTMENT		889,344
(COST $889,344)

TOTAL INVESTMENTS — 100.09%		22,700,960
(COST $19,336,233)

Liabilities in Excess of Other Assets — (0.09)%		(21,660)

TOTAL NET ASSETS — 100.00%		$22,679,300

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	Foreign Issued Securities. The total value of these securities amounted to $635,904 (2.80% of net assets) at March 31, 2010.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

48

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 89.05%
CONSUMER DISCRETIONARY — 25.49%
	Auto Components — 3.75%
134,300	Autoliv, Inc.(a)	$6,920,479
550,800	Gentex Corp.	10,696,536
		17,617,015
	Educational Services — 0.84%
181,300	Education Management Corp.(a)	3,970,470
	Hotels, Restaurants & Leisure — 3.61%
88,400	Chipotle Mexican Grill, Inc.(a)	9,960,028
249,275	Life Time Fitness, Inc.(a)	7,004,628
		16,964,656
	Leisure Equipment & Products — 1.62%
411,200	International Game Technology	7,586,640
	Media — 2.16%
317,775	Interactive Data Corp.	10,168,800
	Specialty Retail — 11.80%
384,300	Abercrombie & Fitch Co. — Class A	17,539,452
995,000	Chico’s FAS, Inc.	14,347,900
267,100	PetSmart, Inc.	8,536,516
135,700	Tiffany & Co.	6,444,393
225,300	Urban Outfitters, Inc.(a)	8,568,159
		55,436,420
	Textiles, Apparel & Luxury Goods — 1.71%
94,600	Polo Ralph Lauren Corp.	8,044,784
	Total Consumer Discretionary (Cost $90,087,588)	119,788,785

CONSUMER STAPLES — 2.26%
	Food & Staples Retailing — 2.26%
293,800	Whole Foods Market, Inc.(a)	10,620,870
	Total Consumer Staples (Cost $11,900,279)	10,620,870

FINANCIALS — 6.99%
	Diversified Financial Services — 6.99%
591,700	Janus Capital Group, Inc.	8,455,393
172,600	Morningstar, Inc.(a)	8,300,334
216,500	MSCI, Inc.(a)	7,815,650
150,900	T. Rowe Price Group, Inc.	8,288,937
	Total Financials (Cost $24,362,833)	32,860,314

HEALTH CARE — 13.75%
	Biotechnology — 2.63%
548,600	Amylin Pharmaceuticals, Inc.(a)	12,338,014
	Health Care Equipment & Supplies — 3.36%
200,900	Dentsply International, Inc.	7,001,365
199,200	Qiagen N.V.(a)(b)	4,579,608
78,700	Sigma-Aldrich Corp.	4,223,042
		15,804,015

49

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS March 31, 2010
(Continued)

SHARES		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Providers & Services — 4.62%
236,900	Charles River Laboratories International, Inc.(a)	$9,312,539
521,800	Pharmaceutical Product Development, Inc.	12,392,750
		21,705,289
	Pharmaceuticals — 3.14%
275,000	Forest Laboratories, Inc.(a)	8,624,000
244,500	Medicis Pharmaceutical Corp. — Class A	6,151,620
		14,775,620
	Total Health Care (Cost $58,255,983)	64,622,938

INDUSTRIALS — 16.97%
	Commercial Services & Supplies — 13.94%
639,200	Career Education Corp.(a)	20,224,288
385,200	Covanta Holding Corp.(a)	6,417,432
104,100	DeVry, Inc.	6,787,320
217,300	Hewitt Associates, Inc. — Class A(a)	8,644,194
348,950	Iron Mountain, Inc.(a)	9,561,230
123,394	ITT Educational Services, Inc.(a)	13,879,357
		65,513,821
	Construction & Engineering — 1.07%
263,300	Quanta Services, Inc.(a)	5,044,828
	Professional Services — 1.96%
553,700	Monster Worldwide, Inc.(a)	9,196,957
	Total Industrials (Cost $63,514,360)	79,755,606

INFORMATION TECHNOLOGY — 19.39%
	Computers & Peripherals — 1.41%
203,600	NetApp, Inc.(a)	6,629,216
	Electronic Equipment, Instruments & Components — 1.93%
154,800	Dolby Laboratories, Inc. — Class A(a)	9,082,116
	Internet Software & Services — 2.57%
384,300	Akamai Technologies, Inc.(a)	12,070,863
	IT Services — 2.01%
186,500	Fiserv, Inc.(a)	9,466,740
	Semiconductor & Semiconductor Equipment — 4.12%
351,800	KLA-Tencor Corp.	10,877,656
586,200	National Semiconductor Corp.	8,470,590
		19,348,246
	Software — 7.35%
233,700	Citrix Systems, Inc.(a)	11,093,739
493,100	Electronic Arts Inc.(a)	9,201,246
74,500	F5 Networks, Inc.(a)	4,582,495
329,300	Red Hat, Inc.(a)	9,638,611
		34,516,091
	Total Information Technology (Cost $69,902,688)	91,113,272

50

SHARES		FAIR VALUE*
MATERIALS — 1.55%
	Chemicals — 1.55%
120,200	FMC Corp.	$7,276,908
	Total Materials (Cost $6,740,757)	7,276,908

TELECOMMUNICATION SERVICES — 2.65%
	Diversified Telecommunication Services — 2.65%
495,000	NeuStar, Inc.(a)	12,474,000
	Total Telecommunication Services (Cost $12,368,099)	12,474,000

TOTAL COMMON STOCKS		418,512,693
(COST $337,132,587)

SHORT TERM INVESTMENTS — 10.67%
INVESTMENT COMPANIES — 10.67%
5,484,509	AIM STIT-Treasury Portfolio — 0.03%	5,484,509
44,635,089	Fidelity Institutional Government Portfolio — 0.04%	44,635,089
	Total Investment Companies	50,119,598

TOTAL SHORT TERM INVESTMENTS		50,119,598
(COST $50,119,598)

TOTAL INVESTMENTS — 99.72%		468,632,291
(COST $387,252,185)

Other Assets in Excess of Liabilities — 0.28%		1,297,134

TOTAL NET ASSETS — 100.00%		$469,929,425

(a) Non-income producing security.
(b) Foreign Issued Securities. The total value of these securities amounted to $4,579,608 (0.97% of net assets) at March 31, 2010.
*See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

51

Buffalo Science & Technology Fund

SCHEDULE OF INVESTMENTS
March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCKS — 94.25%
ENERGY — 2.55%
	Energy Equipment & Services — 2.55%
136,700	Smith International, Inc.	$5,853,494
	Total Energy (Cost $3,445,180)	5,853,494

FINANCIALS — 0.74%
	Insurance — 0.74%
108,200	eHealth, Inc.(a)	1,704,150
	Total Financials (Cost $1,574,638)	1,704,150

HEALTH CARE — 26.13%
	Biotechnology — 5.10%
313,600	Amylin Pharmaceuticals, Inc.(a)	7,052,864
102,700	Gilead Sciences, Inc.(a)	4,670,796
		11,723,660
	Health Care Equipment & Supplies — 11.00%
416,200	Align Technology, Inc.(a)	8,049,308
108,400	American Medical Systems Holdings, Inc.(a)	2,014,072
44,400	Becton, Dickinson and Co.	3,495,612
88,300	Dentsply International, Inc.	3,077,255
98,300	NuVasive, Inc.(a)	4,443,160
568,465	Orthovita, Inc.(a)	2,421,661
32,200	Varian Medical Systems, Inc.(a)	1,781,626
		25,282,694
	Health Care Providers & Services — 4.10%
101,800	Charles River Laboratories International, Inc.(a)	4,001,758
228,200	Pharmaceutical Product Development, Inc.	5,419,750
		9,421,508
	Health Care Technology — 0.71%
44,600	athenahealth Inc.(a)	1,630,576
	Pharmaceuticals — 5.22%
145,600	Forest Laboratories, Inc.(a)	4,566,016
137,700	Medicis Pharmaceutical Corp. — Class A	3,464,532
106,100	Merck & Co., Inc.	3,962,835
		11,993,383
	Total Health Care (Cost $49,557,818)	60,051,821

INDUSTRIALS — 9.20%
	Aerospace & Defense — 1.01%
160,200	Hexcel Corp.(a)	2,313,288
	Commercial Services & Supplies — 2.22%
128,400	Hewitt Associates, Inc. — Class A(a)	5,107,752
	Construction & Engineering — 2.12%
55,600	Fluor Corp.	2,585,956
119,700	Quanta Services, Inc.(a)	2,293,452
		4,879,408

52

SHARES		FAIR VALUE*
INDUSTRIALS (Continued)
	Machinery — 1.63%
187,100	Chart Industries, Inc.(a)	$3,742,000
	Professional Services — 2.22%
191,600	Corporate Executive Board Co.	5,094,644
	Total Industrials (Cost $17,266,306)	21,137,092

INFORMATION TECHNOLOGY — 50.72%
	Communications Equipment — 9.35%
204,300	Adtran, Inc.	5,383,305
164,500	Ciena Corp.(a)	2,506,980
201,300	Cisco Systems, Inc.(a)	5,239,839
178,000	Corning, Inc.	3,597,380
113,500	QUALCOMM Inc.	4,765,865
		21,493,369
	Computers & Peripherals — 5.55%
239,100	EMC Corp.(a)	4,313,364
38,500	International Business Machines Corp. (IBM)	4,937,625
107,300	NetApp, Inc.(a)	3,493,688
		12,744,677
	Electronic Equipment, Instruments & Components — 3.71%
60,500	Dolby Laboratories, Inc. — Class A(a)	3,549,535
81,650	National Instruments Corp.	2,723,028
78,600	Trimble Navigation Ltd.(a)	2,257,392
		8,529,955
	Internet Software & Services — 9.49%
174,300	Akamai Technologies, Inc.(a)	5,474,763
179,700	DealerTrack Holdings Inc.(a)	3,069,276
78,800	Digital River, Inc.(a)	2,387,640
211,000	eBay Inc.(a)	5,686,450
314,500	Yahoo!, Inc.(a)	5,198,685
		21,816,814
	IT Services — 1.51%
68,200	Fiserv, Inc.(a)	3,461,832
	Semiconductor & Semiconductor Equipment — 14.22%
242,700	Applied Materials, Inc.	3,271,596
98,900	Broadcom Corp. — Class A	3,281,502
74,000	Cabot Microelectronics Corp.(a)	2,799,420
69,685	FormFactor Inc.(a)	1,237,606
188,250	Intel Corp.	4,190,445
181,350	Maxim Integrated Products, Inc.	3,516,376
50,000	Microchip Technology Inc.	1,408,000
243,800	MKS Instruments, Inc.(a)	4,776,042
261,437	Semtech Corp.(a)	4,556,847
148,300	Texas Instruments, Inc.	3,628,901
		32,666,735

53

Buffalo Science & Technology Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

SHARES		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Software — 6.89%
47,700	Citrix Systems, Inc.(a)	$2,264,319
186,200	Electronic Arts Inc.(a)	3,474,492
23,300	F5 Networks, Inc.(a)	1,433,183
115,007	Manhattan Associates, Inc.(a)	2,930,378
115,800	Microsoft Corp.	3,389,466
80,200	Red Hat, Inc.(a)	2,347,454
		15,839,292
	Total Information Technology (Cost $98,549,344)	116,552,674

MATERIALS — 2.66%
	Chemicals — 2.66%
45,300	FMC Corp.	2,742,462
47,300	Monsanto Co.	3,378,166
	Total Materials (Cost $5,826,556)	6,120,628

TELECOMMUNICATION SERVICES — 2.25%
	Diversified Telecommunication Services — 2.25%
205,700	NeuStar, Inc.(a)	5,183,640
	Total Telecommunication Services (Cost $4,859,918)	5,183,640

TOTAL COMMON STOCKS		216,603,499
(COST $181,079,760)

SHORT TERM INVESTMENT — 5.63%
INVESTMENT COMPANIES — 5.63%
12,935,375	Fidelity Institutional Government Portfolio — 0.04%	12,935,376
	Total Investment Companies	12,935,376

TOTAL SHORT TERM INVESTMENT		12,935,376
(COST $12,935,376)

TOTAL INVESTMENTS — 99.88%		229,538,875
(COST $194,015,136)

Other Assets in Excess of Liabilities — 0.12%		275,204

TOTAL NET ASSETS — 100.00%		$229,814,079

(a) Non-income producing security.
*See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities

The accompanying notes are an integral part of these financial statements.

54

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2010

SHARES		FAIR VALUE*
COMMON STOCK — 89.86%
CONSUMER DISCRETIONARY — 24.35%
	Auto Components — 1.84%
2,773,464	Gentex Corp.	$53,860,671
	Diversified Consumer Services — 4.61%
3,372,800	Career Education Corp.(a)	106,715,392
1,240,000	Universal Technical Institute, Inc.(a)(c)(d)	28,296,800
		135,012,192
	Hotels, Restaurants & Leisure — 10.36%
3,512,994	Ameristar Casinos, Inc.(c)(d)	64,006,751
2,837,450	Life Time Fitness, Inc.(a)(c)	79,732,345
2,250,500	P.F. Chang’s China Bistro, Inc.(a)(c)	99,314,565
795,050	Panera Bread Co.(a)	60,813,374
		303,867,035
	Leisure Equipment & Products — 3.71%
2,595,225	WMS Industries, Inc.(a)	108,843,737
	Specialty Retail — 2.94%
3,215,400	Christopher & Banks Corp.(c)(d)	25,723,200
8,733,000	Coldwater Creek, Inc.(a)(c)(d)	60,607,020
		86,330,220
	Textiles, Apparel & Luxury Goods — 0.89%
1,281,725	Oxford Industries, Inc.(c)(d)	26,057,469
	Total Consumer Discretionary (Cost $570,454,258)	713,971,324

FINANCIALS — 5.84%
	Capital Markets — 2.84%
2,307,850	Waddell & Reed Financial, Inc. — Class A	83,174,914
	Diversified Financial Services — 1.97%
1,736,706	MarketAxess Holdings, Inc.(d)	27,318,385
572,600	Morningstar, Inc.(a)	27,536,334
83,000	MSCI, Inc.(a)	2,996,300
		57,851,019
	Real Estate Management & Development — 1.03%
1,323,100	FirstService Corp.(a)(b)(d)	30,246,066
	Total Financials (Cost $84,234,780)	171,271,999

HEALTH CARE — 17.44%
	Biotechnology — 3.11%
4,052,450	Amylin Pharmaceuticals, Inc.(a)	91,139,601
	Health Care Distributors & Services — 1.27%
1,577,400	PSS World Medical, Inc.(a)	37,084,674
	Health Care Equipment & Supplies — 6.50%
4,898,425	Align Technology, Inc.(a)(c)	94,735,539
2,946,460	American Medical Systems Holdings, Inc.(a)	54,745,227
109,200	Haemonetics Corp.(a)	6,240,780
1,957,650	Wright Medical Group, Inc.(a)(c)	34,787,441
		190,508,987

55

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2010
(Continued)

SHARES		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Providers & Services — 4.01%
1,140,843	Charles River Laboratories International, Inc.(a)	$44,846,538
1,686,856	Pharmaceutical Product Development, Inc.	40,062,830
1,170,000	VCA Antech, Inc.(a)	32,795,100
		117,704,468
	Health Care Technology — 1.18%
1,771,600	Allscripts Healthcare Solutions, Inc.(a)	34,652,496
	Pharmaceuticals — 1.37%
1,601,600	Medicis Pharmaceutical Corp. — Class A	40,296,256
	Total Health Care (Cost $381,267,804)	511,386,482

INDUSTRIALS — 18.62%
	Aerospace & Defense — 1.72%
3,496,500	Hexcel Corp.(a)	50,489,460
	Commercial Services & Supplies — 6.35%
5,313,465	Corinthian Colleges, Inc.(a)(c)	93,463,849
512,183	DeVry, Inc.	33,394,332
527,200	ITT Educational Services, Inc.(a)	59,299,456
		186,157,637
	Machinery — 1.56%
551,369	Valmont Industries, Inc.	45,669,894
	Professional Services — 8.99%
2,582,860	Corporate Executive Board Co.(c)(d)	68,678,247
946,400	Costar Group, Inc.(a)(d)	39,294,528
1,073,600	Heidrick & Struggles International, Inc.(c)(d)	30,093,008
2,151,900	Korn Ferry International(a)	37,981,035
3,470,500	Monster Worldwide, Inc.(a)	57,645,005
2,454,950	Navigant Consulting, Inc.(a)	29,778,544
		263,470,367
	Total Industrials (Cost $423,594,192)	545,787,358

INFORMATION TECHNOLOGY — 21.73%
	Communications Equipment — 3.40%
2,359,808	Adtran, Inc.	62,180,941
2,460,000	Ciena Corp.(a)	37,490,400
		99,671,341
	Electronic Equipment, Instruments & Components — 3.45%
795,192	Dolby Laboratories, Inc. — Class A(a)	46,653,915
1,266,975	National Instruments Corp.	42,253,616
426,000	Trimble Navigation Ltd(a)	12,234,720
		101,142,251
	Internet Software & Services — 2.77%
2,922,600	DealerTrack Holdings Inc.(a)(c)	49,918,008
2,767,000	Internap Network Services Corp.(a)(c)	15,495,200
2,037,600	The Knot, Inc.(a)(c)(d)	15,934,032
		81,347,240
	Office Electronics — 1.24%
1,145,100	Diebold, Inc.	36,368,376

56

SHARES		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductor & Semiconductor Equipment — 8.15%
1,359,346	Cabot Microelectronics Corp.(a)(c)(d)	$51,424,059
1,589,750	Fairchild Semiconductor International, Inc.(a)	16,930,837
1,646,175	FormFactor, Inc.(a)	29,236,068
3,518,568	MKS Instruments, Inc.(a)(c)(d)	68,928,747
4,151,958	Semtech Corp.(a)(c)	72,368,628
		238,888,339
	Software — 2.72%
527,300	F5 Networks, Inc.(a)	32,434,223
1,854,492	Manhattan Associates, Inc.(a)(c)(d)	47,252,456
		79,686,679
	Total Information Technology (Cost $555,534,146)	637,104,226

TELECOMMUNICATION SERVICES — 1.88%
	Diversified Telecommunication Services — 1.88%
2,181,633	NeuStar, Inc.(a)	54,977,152
	Total Telecommunication Services (Cost $46,065,621)	54,977,152

TOTAL COMMON STOCKS		2,634,498,541
(COST $2,061,150,801)

PREFERRED STOCK — 0.07%
FINANCIALS — 0.07%
	Real Estate Management & Development — 0.07%
96,700	Firstservice Corp.(b)	2,199,925
	Total Financials (Cost $1,738,105)	2,199,925

TOTAL PREFERRED STOCK		2,199,925
(COST $1,738,105)

SHORT TERM INVESTMENT — 8.93%
INVESTMENT COMPANIES — 8.93%
261,694,652	Fidelity Institutional Government Portfolio — 0.04%	261,694,652
	Total Investment Companies	261,694,652

TOTAL SHORT TERM INVESTMENT		261,694,652
(COST $261,694,652)

TOTAL INVESTMENTS — 98.86%		2,898,393,118
(COST $2,324,583,558)

Other Assets in Excess of Liabilities — 1.14%		33,442,836

TOTAL NET ASSETS — 100.00%		$2,931,835,954

(a) Non-income producing security
(b) Foreign Issued Security. The total value of these securities amounted to $32,445,991 (1.11% of net assets) at March 31, 2010.
(c) Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. The total value of these securities amounted to $1,026,817,364 (35.02% of net assets) at March 31, 2010.

(d) Portion of these securities deemed illiquid. The total value of these portions amounted to $196,723,418 (6.71% of net assets) at March 31, 2010.

The accompanying notes are an integral part of these financial statements.

57

Statements of Assets and Liabilities

March 31, 2010

	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH
	FUND	FUND	FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$146,611,912	$20,046,143	$92,663,939
Investments in securities of affiliated issuers (Note 7)	—	—	—
Total investments, at cost	$146,611,912	$20,046,143	$92,663,939
Investments in securities, at fair value:
Investments in securities of unaffiliated issuers	$153,178,291	$22,208,652	$105,002,952
Investments in securities of affiliated issuers (Note 7)	—	—	—
Total investments, at fair value	153,178,291	22,208,652	105,002,952
Cash	—	—	—
Cash denominated in foreign currency, at fair value(1)	—	1,712,360	—
Receivables:
Investments sold	—	—	—
Fund shares sold	225,105	835	104,197
Dividends	179,985	10,071	87,756
Interest	864,670	24	181
Other assets	13,539	9,140	15,981
Total assets	154,461,590	23,941,082	105,211,067
LIABILITIES:
Payables:
Investments purchased	—	—	—
Fund shares purchased	19,798	17,344	35,527
Management fees	129,293	30,089	87,907
Custodian fees	—	8,117	—
Accrued expenses	452	21,647	591
Total liabilities	149,543	77,197	124,025
NET ASSETS	$154,312,047	$23,863,885	$105,087,042
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$148,054,281	$32,439,887	$93,153,937
Undistributed (distributions in excess of) net investment income (loss)	89,811	(2,703)	—
Accumulated net realized loss from investment
and foreign currency transactions	(398,424)	(10,735,227)	(405,908)
Net unrealized appreciation from:
Investments and translation of assets and liabilities
in foreign currency	6,566,379	2,161,928	12,339,013
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$154,312,047	$23,863,885	$105,087,042
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Outstanding	14,545,453	2,998,775	4,804,406
NET ASSET VALUE PER SHARE	$10.61	$7.96	$21.87
(1) Cash denominated in foreign currencies, at cost	—	1,712,941	—

The accompanying notes are an integral part of these financial statements.

58

					BUFFALO
BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO	SCIENCE &	BUFFALO
HIGH YIELD	INTERNATIONAL	LARGE CAP	MICRO CAP	MID CAP	TECHNOLOGY	SMALL CAP
FUND	FUND	FUND	FUND	FUND	FUND	FUND

$163,368,418	$26,087,612	$30,694,188	$19,336,233	$387,252,185	$194,015,136	$1,349,580,166
—	—	—	—	—	—	975,003,392
$163,368,418	$26,087,612	$30,694,188	$19,336,233	$387,252,185	$194,015,136	$2,324,583,558

$170,782,299	$29,011,852	$36,702,396	$22,700,960	$468,632,291	$229,538,875	$1,871,575,754
—	—	—	—	—	—	1,026,817,364
170,782,299	29,011,852	36,702,396	22,700,960	468,632,291	229,538,875	2,898,393,118
—	—	—	—	—	—	35,961
—	860,449	—	—	—	—	—

—	88,625	—	1,578	—	—	—
322,195	4,786	44,581	69,452	1,789,488	531,369	39,107,875
112,418	86,143	33,738	5,077	164,329	75,061	617,293
2,643,690	106	39	23	1,713	625	9,686
17,353	8,987	15,536	13,351	27,570	24,767	102,616
173,877,955	30,060,948	36,796,290	22,790,441	470,615,391	230,170,697	2,938,266,549

1,415,179	66,914	—	75,000	—	17,750	—
81,136	—	—	8,479	296,709	146,948	3,962,825
139,744	24,972	30,416	27,035	383,700	189,449	2,429,520
—	5,006	—	—	—	—	—
1,499	3,713	468	627	5,557	2,471	38,250
1,637,558	100,605	30,884	111,141	685,966	356,618	6,430,595
$172,240,397	$29,960,343	$36,765,406	$22,679,300	$469,929,425	$229,814,079	$2,931,835,954

$166,345,501	$31,975,763	$32,274,790	$27,451,693	$425,890,897	$198,879,640	$2,395,498,788
97,630	(25,881)	105,354	—	—	—	—

(1,616,615)	(4,911,202)	(1,622,946)	(8,137,120)	(37,341,578)	(4,589,300)	(37,472,394)

7,413,881	2,921,663	6,008,208	3,364,727	81,380,106	35,523,739	573,809,560
$172,240,397	$29,960,343	$36,765,406	$22,679,300	$469,929,425	$229,814,079	$2,931,835,954

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
15,830,600	3,444,867	1,976,319	2,771,209	31,564,605	16,704,706	117,752,042
$10.88	$8.70	$18.60	$8.18	$14.89	$13.76	$24.90
—	863,074	—	—	—	—	—

59

Statements of Operations

For the Year Ended March 31, 2010

	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH
	FUND	FUND	FUND
INVESTMENT INCOME:
Interest	$3,881,043	$654	$6,940
Dividends:
Dividends from securities of unaffiliated issuers	2,534,600	343,642	1,417,434
Dividends from securities of affiliated issuers (Note 7)	—	—	—
Foreign tax withheld	(25,544)	(22,765)	—
Total investment income	6,390,099	321,531	1,424,374
EXPENSES:
Management fees	1,397,525	317,617	922,877
Custody fees	—	39,799	—
Registration fees	28,594	18,179	26,023
Other	6,746	1,807	4,540
Total expenses	1,432,865	377,402	953,440
Net investment income (loss)	4,957,234	(55,871)	470,934
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	270,232	(2,257,112)	459,540
Investment transactions of affiliated issuers (Note 7)	—	—	—
Options written (Note 8)	175,862	—	—
Net unrealized appreciation/depreciation during the period on:
Investments	38,086,455	11,300,186	36,017,824
Options written (Note 8)	(5,950)	—	—
Net realized and unrealized gain on investments	38,526,599	9,043,074	36,477,364
Net increase in net assets resulting from operations	$43,483,833	$8,987,203	$36,948,298

The accompanying notes are an integral part of these financial statements.

60

					BUFFALO
BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO	SCIENCE &	BUFFALO
HIGH YIELD	INTERNATIONAL	LARGE CAP	MICRO CAP	MID CAP	TECHNOLOGY	SMALL CAP
FUND	FUND	FUND	FUND	FUND	FUND	FUND

$10,112,496	$2,086	$1,644	$1,251	$33,031	$13,872	$302,714

482,488	437,244	437,011	86,364	1,927,169	1,346,229	6,830,599
—	—	—	—	—	—	4,066,841
(32,813)	(45,589)	(9,345)	—	—	(23,955)	(25,384)
10,562,171	393,741	429,310	87,615	1,960,200	1,336,146	11,174,770

1,439,654	215,728	299,836	289,239	3,351,478	1,669,656	22,247,632
—	28,407	—	—	—	—	—
24,447	17,071	22,140	16,354	40,389	27,871	87,327
8,315	2,001	1,980	1,673	16,789	7,422	93,551
1,472,416	263,207	323,956	307,266	3,408,656	1,704,949	22,428,510
9,089,755	130,534	105,354	(219,651)	(1,448,456)	(368,803)	(11,253,740)

1,448,084	(1,693,194)	237,254	(2,116,310)	(1,691,056)	6,394,642	9,435,824
—	—	—	—	—	—	(3,973,406)
—	—	—	—	—	—	—

34,483,548	10,676,415	12,694,390	13,812,024	150,157,044	67,410,492	867,145,312
—	—	—	—	—	—	—
35,931,632	8,983,221	12,931,644	11,695,714	148,465,988	73,805,134	872,607,730
$45,021,387	$9,113,755	$13,036,998	$11,476,063	$147,017,532	$73,436,331	$861,353,990

61

Statements of Changes in Net Assets

	BUFFALO
	BALANCED FUND
	YEAR ENDED	YEAR ENDED
	MARCH 31, 2010	MARCH 31, 2009
OPERATIONS:
Net investment income (loss)	$4,957,234	$5,818,793
Net realized gain (loss) from investment transactions	446,094	572,523
Net unrealized appreciation/depreciation during the period on investments
and translation of assets and liabilities in foreign currencies	38,080,505	(56,255,921)
Net increase (decrease) in net assets resulting from operations	43,483,833	(49,864,605)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,078,503)	(5,822,370)
Net realized gain from investment transactions	—	—
Return of capital	—	—
Total distributions to shareholders	(5,078,503)	(5,822,370)

CAPITAL SHARE TRANSACTIONS:
Shares sold	36,815,370	59,215,520
Reinvested dividends and distributions	4,226,347	5,025,871
Shares issued	41,041,717	64,241,391
Redemptions	(38,832,768)	(61,553,431)
Redemption fees (Note 5)	5,467	30,439
Shares repurchased	(38,827,301)	(61,522,992)
Net increase (decrease) from capital share transactions	2,214,416	2,718,399
Total increase (decrease) in net assets	40,619,746	(52,968,576)

NET ASSETS:
Beginning of year	113,692,301	166,660,877
End of year	$154,312,047	$113,692,301
Undistributed (distribution in excess of) net investment income (loss) at end of year	$89,811	$159,887
Fund share transactions:
Shares sold	3,706,703	5,760,895
Reinvested dividends and distributions	428,904	534,584
	4,135,607	6,295,479
Shares repurchased	(4,005,067)	(6,525,176)
Net increase (decrease) in fund shares	130,540	(229,697)

The accompanying notes are an integral part of these financial statements.

62

BUFFALO		BUFFALO		BUFFALO		BUFFALO
CHINA FUND		GROWTH FUND		HIGH YIELD FUND		INTERNATIONAL FUND
YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009

$(55,871)	$50,856	$470,934	$500,893	$9,089,755	$8,130,592	$130,534	$173,271
(2,257,112)	(8,423,308)	459,540	(81,437)	1,448,084	(2,376,085)	(1,693,194)	(2,948,173)

11,300,186	(3,996,030)	36,017,824	(33,410,320)	34,483,548	(22,506,314)	10,676,415	(6,624,514)
8,987,203	(12,368,482)	36,948,298	(32,990,864)	45,021,387	(16,751,807)	9,113,755	(9,399,416)

(12,866)	(45,967)	(470,934)	(534,033)	(9,162,938)	(8,318,578)	(154,743)	(144,277)
—	(782,990)	—	(340,411)	—	(1,079,972)	—	(11,829)
—	—	(23,260)	—	—	—	(19,513)	(76,083)
(12,866)	(828,957)	(494,194)	(874,444)	(9,162,938)	(9,398,550)	(174,256)	(232,189)

5,082,840	2,954,033	20,974,869	18,633,969	69,680,383	16,751,679	10,295,757	3,325,267
12,359	798,069	489,529	864,128	7,225,546	6,974,950	162,495	223,666
5,095,199	3,752,102	21,464,398	19,498,097	76,905,929	23,726,629	10,458,252	3,548,933
(4,521,182)	(5,657,109)	(21,060,595)	(27,226,577)	(35,935,465)	(53,445,534)	(3,069,839)	(2,324,171)
2,048	2,949	8,407	22,524	65,482	39,521	274	1,042
(4,519,134)	(5,654,160)	(21,052,188)	(27,204,053)	(35,869,983)	(53,406,013)	(3,069,565)	(2,323,129)
576,065	(1,902,058)	412,210	(7,705,956)	41,035,946	(29,679,384)	7,388,687	1,225,804
9,550,402	(15,099,497)	36,866,314	(41,571,264)	76,894,395	(55,829,741)	16,328,186	(8,405,801)

14,313,483	29,412,980	68,220,728	109,791,992	95,346,002	151,175,743	13,632,157	22,037,958
$23,863,885	$14,313,483	$105,087,042	$68,220,728	$172,240,397	$95,346,002	$29,960,343	$13,632,157
$(2,703)	$12,866	$—	$—	$97,630	$20,389	$(25,881)	$(4,295)

703,605	463,441	1,096,526	952,197	6,991,899	1,862,503	1,247,780	538,944
1,644	82,360	24,379	54,384	697,177	794,878	19,368	23,058
705,249	545,801	1,120,905	1,006,581	7,689,076	2,657,381	1,267,148	562,002
(616,850)	(781,076)	(1,089,755)	(1,499,420)	(3,480,714)	(5,567,341)	(389,232)	(346,932)
88,399	(235,275)	31,150	(492,839)	4,208,362	(2,909,960)	877,916	215,070

63

Statements of Changes in Net Assets

	BUFFALO
	LARGE CAP FUND
	YEAR ENDED	YEAR ENDED
	MARCH 31, 2010	MARCH 31, 2009
OPERATIONS:
Net investment income (loss)	$105,354	$70,403
Net realized gain (loss) from investment transactions	237,254	(1,840,880)
Net unrealized appreciation/depreciation during the period on investments
and translation of assets and liabilities in foreign currencies	12,694,390	(10,738,065)
Net increase (decrease) in net assets resulting from operations	13,036,998	(12,508,542)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(70,403)	(1,000)
Net realized gain from investment transactions	—	(3,835,923)
Return of capital	—	—
Total distributions to shareholders	(70,403)	(3,836,923)

CAPITAL SHARE TRANSACTIONS:
Shares sold	9,822,071	4,297,958
Reinvested dividends and distributions	69,067	3,755,677
Shares issued	9,891,138	8,053,635
Redemptions	(7,415,978)	(11,904,460)
Redemption fees (Note 5)	4,114	2,722
Shares repurchased	(7,411,864)	(11,901,738)
Net increase (decrease) from capital share transactions	2,479,274	(3,848,103)
Total increase (decrease) in net assets	15,445,869	(20,193,568)

NET ASSETS:
Beginning of year	21,319,537	41,513,105
End of year	$36,765,406	$21,319,537
Undistributed (distribution in excess of) net investment income at end of year	$105,354	$70,403
Fund share transactions:
Shares sold	609,547	294,043
Reinvested dividends and distributions	4,009	211,856
	613,556	505,899
Shares repurchased	(465,384)	(786,755)
Net increase (decrease) in fund shares	148,172	(280,856)

The accompanying notes are an integral part of these financial statements.

64

BUFFALO		BUFFALO		BUFFALO		BUFFALO
MICRO CAP FUND		MID CAP FUND		SCIENCE & TECHNOLOGY FUND		SMALL CAP FUND
YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009

$(219,651)	$(208,460)	$(1,448,456)	$(714,502)	$(368,803)	$(298,112)	$(11,253,740)	$3,016,868
(2,116,310)	(6,013,489)	(1,691,056)	(35,650,522)	6,394,642	(10,076,173)	5,462,418	(42,482,935)

13,812,024	(4,685,758)	150,157,044	(49,591,961)	67,410,492	(21,815,800)	867,145,312	(222,422,330)
11,476,063	(10,907,707)	147,017,532	(85,956,985)	73,436,331	(32,190,085)	861,353,990	(261,888,397)

—	—	—	—	—	—	(3,016,868)	—
—	(1,452,126)	—	(4,947,676)	—	(2,417,812)	—	(56,555,052)
—	—	—	—	—	—	(632)	—
—	(1,452,126)	—	(4,947,676)	—	(2,417,812)	(3,017,500)	(56,555,052)

2,861,388	1,842,044	225,899,620	81,239,572	109,780,724	37,177,752	1,316,546,159	423,146,497
—	1,400,704	—	4,753,475	—	2,357,016	2,836,093	54,909,937
2,861,388	3,242,748	225,899,620	85,993,047	109,780,724	39,534,768	1,319,382,252	478,056,434
(5,680,288)	(4,253,220)	(96,748,351)	(181,430,738)	(55,913,349)	(47,330,472)	(503,786,536)	(505,124,178)
4,719	5,214	40,653	53,889	30,142	33,237	638,908	461,253
(5,675,569)	(4,248,006)	(96,707,698)	(181,376,849)	(55,883,207)	(47,297,235)	(503,147,628)	(504,662,925)
(2,814,181)	(1,005,258)	129,191,922	(95,383,802)	53,897,517	(7,762,467)	816,234,624	(26,606,491)
8,661,882	(13,365,091)	276,209,454	(186,288,463)	127,333,848	(42,370,364)	1,674,571,114	(345,049,940)

14,017,418	27,382,509	193,719,971	380,008,434	102,480,231	144,850,595	1,257,264,840	1,602,314,780
$22,679,300	$14,017,418	$469,929,425	$193,719,971	$229,814,079	$102,480,231	$2,931,835,954	$1,257,264,840
$—	$—	$—	$—	$—	$—	$—	$3,016,868

415,981	277,680	18,277,523	7,486,295	9,597,137	3,748,394	63,507,302	24,429,329
—	293,034	—	351,588	—	194,153	128,913	2,604,836
415,981	570,714	18,277,523	7,837,883	9,597,137	3,942,547	63,636,215	27,034,165
(828,496)	(627,557)	(7,618,413)	(16,486,530)	(4,875,380)	(4,660,189)	(23,432,692)	(27,742,236)
(412,515)	(56,843)	10,659,110	(8,648,647)	4,721,757	(717,642)	40,203,523	(708,071)

65

Financial Highlights

BUFFALO BALANCED FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.89	$11.38	$11.71	$10.79	$9.98
Income from investment operations:
Net investment income	0.35	0.38	0.36	0.32	0.30
Net gains (losses) on securities
(both realized and unrealized)	2.72	(3.49)	0.05	0.92	0.81
Total from investment operations	3.07	(3.11)	0.41	1.24	1.11
Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.36)	(0.32)	(0.30)
Distributions from capital gains	—	—	(0.38)	—	—
Total distributions	(0.35)	(0.38)	(0.74)	(0.32)	(0.30)
Net asset value, end of year	$10.61	$7.89	$11.38	$11.71	$10.79
Total return	39.32%	(27.75% )	3.23%	11.67%	11.23%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$154,312	$113,692	$166,661	$166,397	$150,228
Ratio of expenses to average net assets	1.03%	1.03%	1.02%	1.03%	1.03%
Ratio of net investment income to average net assets	3.55%	3.85%	2.99%	2.85%	2.89%
Portfolio turnover rate	12%	14%	17%	28%	18%

The accompanying notes are an integral part of these financial statements.

66

Financial Highlights

BUFFALO CHINA FUND

					FOR THE PERIOD FROM
					DECEMBER 18, 2006
					(COMMENCEMENT OF
Condensed data for a share of capital	YEARS ENDED MARCH 31,				OPERATIONS) TO
stock outstanding throughout the period.	2010		2009(2)(3)	2008	MARCH 31, 2007
Net asset value, beginning of period	$4.92		$9.35	$10.53	$10.00
Income from investment operations:
Net investment income (loss)	(0.02	)(4)	0.02	0.02	(0.01)
Net gains (losses) on securities (both realized and unrealized)	3.07		(4.17)	(0.29)	0.54
Total from investment operations	3.05		(4.15)	(0.27)	0.53
Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.05)	—
Distributions from capital gains	—		(0.26)	(0.87)	—
Total distributions	(0.01)		(0.28)	(0.92)	—
Paid-in capital from redemption fees (Note 5)	—	(1)	— (1)	0.01	— (1)
Net asset value, end of period	$7.96		$4.92	$9.35	$10.53
Total return*	61.88%		(45.89% )	(4.47% )	5.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,864		$14,313	$29,413	$23,396
Ratio of expenses to average net assets**	1.78%		1.83%	1.72%	2.13%
Ratio of net investment income (loss) to average net assets**	(0.26%	)	0.24%	0.10%	(0.48% )
Portfolio turnover rate*	22%		54%	75%	3%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.
(2)
Kornitzer Capital Management, Inc. assumed sole management advisory responsibility for Buffalo China Fund effective November 17, 2008. Prior to November 17, 2008, Jayhawk Capital Management, LLC provided sub-advisory services.

(3)	Effective November 17, 2008, the Fund name was changed to Buffalo China Fund. Prior to November 17, 2008, the Fund was known as the Buffalo Jayhawk China Fund.
(4)	Net investment loss per share calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

67

Financial Highlights

BUFFALO GROWTH FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010(1)	2009	2008	2007	2006
Net asset value, beginning of year	$14.29	$20.85	$23.15	$21.39	$18.82
Income from investment operations:
Net investment income	0.10	0.10	0.08	0.05	0.05
Net gains (losses) on securities
(both realized and unrealized)	7.58	(6.48)	(1.48)	2.45	2.59
Total from investment operations	7.68	(6.38)	(1.40)	2.50	2.64
Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.08)	(0.06)	(0.07)
Distributions from capital gains	—	(0.07)	(0.82)	(0.68)	—
Return of capital	— (2)	—	—	—	—
Total distributions	(0.10)	(0.18)	(0.90)	(0.74)	(0.07)
Net asset value, end of year	$21.87	$14.29	$20.85	$23.15	$21.39
Total return	53.80%	(30.70% )	(6.51% )	11.86%	14.05%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$105,087	$68,221	$109,792	$75,026	$73,113
Ratio of expenses to average net assets	1.03%	1.05%	1.03%	1.04%	1.04%
Ratio of net investment income to average net assets	0.51%	0.53%	0.37%	0.24%	0.23%
Portfolio turnover rate	30%	51%	31%	13%	11%

(1)	Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.
(2)	Less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

68

Financial Highlights

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.20	$10.40	$11.26	$11.22	$11.13
Income from investment operations:
Net investment income	0.63	0.70	0.65	0.63	0.58
Net gains (losses) on securities
(both realized and unrealized)	2.68	(2.10)	(0.81)	0.06	0.16
Total from investment operations	3.31	(1.40)	(0.16)	0.69	0.74
Less distributions:
Dividends from net investment income	(0.63)	(0.72)	(0.67)	(0.65)	(0.65)
Distributions from capital gains	—	(0.08)	(0.03)	—	—
Total distributions	(0.63)	(0.80)	(0.70)	(0.65)	(0.65)
Net asset value, end of year	$10.88	$8.20	$10.40	$11.26	$11.22
Total return	40.96%	(13.64% )	(1.52% )	6.42%	6.82%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$172,240	$95,346	$151,176	$181,459	$211,577
Ratio of expenses to average net assets	1.02%	1.03%	1.02%	1.02%	1.02%
Ratio of net investment income to average net assets	6.31%	7.08%	5.71%	5.66%	5.03%
Portfolio turnover rate	41%	7%	22%	9%	28%

The accompanying notes are an integral part of these financial statements.

69

Financial Highlights

BUFFALO INTERNATIONAL FUND

			FOR THE PERIOD FROM
			SEPTEMBER 28, 2007
			(COMMENCEMENT OF
Condensed data for a share of capital	YEARS ENDED MARCH 31,		OPERATIONS) TO
stock outstanding throughout the period.	2010	2009	MARCH 31, 2008
Net asset value, beginning of period	$5.31	$9.37	$10.00
Income from investment operations:
Net investment income	0.05	0.08	0.02
Net gains (losses) on securities (both realized and unrealized)	3.40	(4.04)	(0.65)
Total from investment operations	3.45	(3.96)	(0.63)
Less distributions:
Dividends from net investment income	(0.05)	(0.06)	—
Distributions from capital gains	—	(0.01)	—
Return of capital	(0.01)	(0.03)	—
Total distributions	(0.06)	(0.10)	—
Net asset value, end of period	$8.70	$5.31	$9.37
Total return*	65.00%	(42.76% )	(6.30% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,960	$13,632	$22,038
Ratio of expenses to average net assets**	1.22%	1.20%	1.29%
Ratio of net investment income to average net assets**	0.61%	0.97%	0.39%
Portfolio turnover rate*	38%	26%	11%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.

The accompanying notes are an integral part of these financial statements.

70

Financial Highlights

BUFFALO LARGE CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.66	$19.68	$21.59	$19.45	$17.81
Income from investment operations:
Net investment income	0.05	0.04	0.02	—	0.03
Net gains (losses) on securities
(both realized and unrealized)	6.93	(6.14)	(1.30)	2.16	1.73
Total from investment operations	6.98	(6.10)	(1.28)	2.16	1.76
Less distributions:
Dividends from net investment income	(0.04)	—	(0.02)	(0.02)	(0.12)
Distributions from capital gains	—	(1.92)	(0.61)	—	—
Total distributions	(0.04)	(1.92)	(0.63)	(0.02)	(0.12)
Net asset value, end of year	$18.60	$11.66	$19.68	$21.59	$19.45
Total return	59.85%	(34.35% )	(6.25% )	11.10%	9.95%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$36,765	$21,320	$41,513	$52,282	$54,248
Ratio of expenses to average net assets	1.08%	1.09%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	0.35%	0.23%	0.11%	(0.02% )	0.16%
Portfolio turnover rate	35%	27%	32%	17%	40%

The accompanying notes are an integral part of these financial statements.

71

Financial Highlights

BUFFALO MICRO CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010		2009	2008	2007	2006
Net asset value, beginning of year	$4.40		$8.45	$13.32	$13.48	$10.62
Income from investment operations:
Net investment loss	—		(0.07)	(0.16)	(0.13)	(0.12)
Net gains (losses) on securities
(both realized and unrealized)	3.78		(3.49)	(3.69)	0.66	3.03
Total from investment operations	3.78		(3.56)	(3.85)	0.53	2.91
Less distributions from capital gains	—		(0.49)	(1.02)	(0.69)	(0.05)
Net asset value, end of year	$8.18		$4.40	$8.45	$13.32	$13.48
Total return	85.91%		(42.64% )	(30.23% )	4.13%	27.48%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$22,679		$14,017	$27,383	$57,449	$61,190
Ratio of expenses to average net assets	1.54%		1.55%	1.50%	1.50%	1.51%
Ratio of net investment loss to average net assets	(1.10%	)	(1.01% )	(1.08% )	(0.95% )	(1.09% )
Portfolio turnover rate	28%		31%	34%	38%	50%

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

BUFFALO MID CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010		2009	2008	2007	2006
Net asset value, beginning of year	$9.27		$12.86	$15.53	$15.46	$12.54
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.03)	(0.03)	(0.05)	(0.02)
Net gains (losses) on securities
(both realized and unrealized)	5.67		(3.38)	(1.42)	0.41	3.17
Total from investment operations	5.62		(3.41)	(1.45)	0.36	3.15
Less distributions from capital gains	—		(0.18)	(1.22)	(0.29)	(0.23)
Net asset value, end of year	$14.89		$9.27	$12.86	$15.53	$15.46
Total return	60.63%		(26.96% )	(10.60% )	2.41%	25.21%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$469,929		$193,720	$380,008	$396,407	$344,206
Ratio of expenses to average net assets	1.02%		1.02%	1.01%	1.02%	1.02%
Ratio of net investment loss to average net assets	(0.43%	)	(0.26% )	(0.23% )	(0.32% )	(0.21% )
Portfolio turnover rate	12%		17%	34%	21%	19%

(1)Net investment loss per share calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

73

Financial Highlights

BUFFALO SCIENCE & TECHNOLOGY FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010		2009	2008	2007	2006
Net asset value, beginning of year	$8.55		$11.41	$13.48	$13.68	$10.73
Income from investment operations:
Net investment loss	(0.03	)(1)	(0.02)	(0.06)	(0.04)	(0.04)
Net gains (losses) on securities
(both realized and unrealized)	5.24		(2.64)	(1.26)	0.54	3.04
Total from investment operations	5.21		(2.66)	(1.32)	0.50	3.00
Less distributions from capital gains	—		(0.20)	(0.75)	(0.70)	(0.05)
Net asset value, end of year	$13.76		$8.55	$11.41	$13.48	$13.68
Total return	60.94%		(23.85% )	(10.57% )	4.28%	27.96%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$229,814		$102,480	$144,851	$152,854	$111,331
Ratio of expenses to average net assets	1.02%		1.03%	1.02%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.22%	)	(0.24% )	(0.39% )	(0.37% )	(0.40% )
Portfolio turnover rate	35%		51%	52%	35%	46%

(1)Net investment loss per share calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

74

Financial Highlights

BUFFALO SMALL CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2010	2009	2008	2007	2006
Net asset value, beginning of year	$16.21	$20.48	$28.00	$28.71	$26.30
Income from investment operations:
Net investment income (loss)	(0.01)	0.04	(0.11)	(0.11)	(0.11)
Net gains (losses) on securities
(both realized and unrealized)	8.73	(3.55)	(4.75)	1.44	5.63
Total from investment operations	8.72	(3.51)	(4.86)	1.33	5.52
Less dividends and distributions:
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from capital gains	—	(0.76)	(2.66)	(2.04)	(3.11)
Return of capital	— (1)	—	—	—	—
Total dividends and distributions	(0.03)	(0.76)	(2.66)	(2.04)	(3.11)
Net asset value, end of year	$24.90	$16.21	$20.48	$28.00	$28.71
Total return	53.80%	(18.00% )	(18.74% )	4.95%	22.46%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$2,931,836	$1,257,265	$1,602,315	$2,112,987	$2,116,173
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.51% )	0.22%	(0.41% )	(0.42% )	(0.42% )
Portfolio turnover rate	9%	15%	37%	15%	27%

(1)Less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

75

Notes to Financial Statements

March 31, 2010

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Balanced Fund, Buffalo China Fund, Buffalo Growth Fund (formerly Buffalo USA Global Fund), Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund) (the “Funds”), are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”). The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Funds’ financial statements.

A. INVESTMENT VALUATION — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (NAV) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2010, the Buffalo China Fund held two fair valued securities with a market value of $0 or 0% of total net assets, and the Buffalo High Yield Fund held one fair valued security with a market value of $0 or 0% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo China Fund and the Buffalo International Fund use a fair value pricing service approved by the Funds’ Board which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

When the Buffalo China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo China Fund’s assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

In accordance with FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in

76

pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are on the run government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc). The types of assets and liabilities carried at Level 2 fair value generally are off the run government and agency securities, municipal bonds, certain mortgage and asset-backed securities, certain corporate debt obligations, commercial paper and repurchase agreements.

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt obligations and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2010. These assets are measured on a recurring basis.

THE BUFFALO BALANCED FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$81,415,110	$—	$—	$81,415,110
Convertible Bonds	—	12,681,750	—	12,681,750
Corporate Bonds	—	36,558,075	—	36,558,075
Short Term Investments	22,523,356	—	—	22,523,356
Total*	$103,938,466	$49,239,825	$—	$153,178,291

THE BUFFALO CHINA FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$21,610,605	$—	$—	$21,610,605
Warrant	—	—	—	—
Short Term Investment	598,047	—	—	598,047
Total*	$22,208,652	$—	$—	$22,208,652

THE BUFFALO GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$100,667,494	$—	$—	$100,667,494
Short Term Investments	4,335,458	—	—	4,335,458
Total*	$105,002,952	$—	$—	$105,002,952

THE BUFFALO HIGH YIELD FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Convertible Preferred Stocks	$—	$3,320,388	$—	$3,320,388
Preferred Stocks	2,843,750	—	—	2,843,750
Convertible Bonds	—	31,127,825	—	31,127,825
Corporate Bonds	—	115,303,929	—	115,303,929
Short Term Investments	18,186,407	—	—	18,186,407
Total*	$21,030,157	$149,752,142	$—	$170,782,299

77

Notes to Financial Statements

March 31, 2010
(Continued)

THE BUFFALO HIGH YIELD FUND
INVESTMENTS IN SECURITIES
PERIOD ENDED
FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	MARCH 31, 2010
Fair Value as of March 31, 2009	$60,098
Total unrealized gain (losses) included in earnings	(60,098)

Net purchase (sales)	—
Fair Value as of March 31, 2010	$—

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date	$—

THE BUFFALO INTERNATIONAL FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$26,099,937	$—	$—	$26,099,937
Preferred Stocks	965,309	—	—	965,309
Short Term Investment	1,946,606	—	—	1,946,606
Total*	$29,011,852	$—	$—	$29,011,852

THE BUFFALO LARGE CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$35,632,171	$—	$—	$35,632,171
Short Term Investment	1,070,225	—	—	1,070,225
Total*	$36,702,396	$—	$—	$36,702,396

THE BUFFALO MICRO CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$21,811,616	$—	$—	$21,811,616
Short Term Investments	889,344	—	—	889,344
Total*	$22,700,960	$—	$—	$22,700,960

THE BUFFALO MID CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$418,512,693	$—	$—	$418,512,693
Short Term Investments	50,119,598	—	—	50,119,598
Total*	$468,632,291	$—	$—	$468,632,291

THE BUFFALO SCIENCE & TECHNOLOGY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$216,603,499	$—	$—	$216,603,499
Short Term Investments	12,935,376	—	—	12,935,376
Total*	$229,538,875	$—	$—	$229,538,875

THE BUFFALO SMALL CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$2,634,498,541	$—	$—	$2,634,498,541
Preferred Stocks	2,199,925	—	—	2,199,925
Short Term Investments	261,694,652	—	—	261,694,652
Total*	$2,898,393,118	$—	$—	$2,898,393,118

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

78

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds would recognize interest and penalties accrued related to unrecognized tax benefits in “Other expenses” on the Statement of Operations. Generally, the tax authorities can examine tax returns filed for all open tax years (March 31, 2007 – March 31, 2010).

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Funds’ investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds.

H. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

79

Notes to Financial Statements

March 31, 2010
(Continued)

I. RECENT ACCOUNTING PRONOUNCEMENT — On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, the Funds are evaluating the implications of the amendment to the standard and the impact to the financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2010 and the year ended March 31, 2009 was as follows:

	YEAR ENDED MARCH 31, 2010			YEAR ENDED MARCH 31, 2009
	ORDINARY	RETURN OF	LONG-TERM	ORDINARY	RETURN OF	LONG-TERM
	INCOME	CAPITAL	CAPITAL GAINS	INCOME	CAPITAL	CAPITAL GAINS*
Buffalo Balanced Fund	$5,078,503	$—	—	$5,822,370	$—	$—
Buffalo China Fund	12,866	—	—	518,977	—	309,980
Buffalo Growth Fund	470,934	23,260	—	534,033	—	340,411
Buffalo High Yield Fund	9,162,938	—	—	8,318,636	—	1,079,914
Buffalo International Fund	154,743	19,513	—	156,106	76,083	—
Buffalo Large Cap Fund	70,403	—	—	1,000	—	3,835,923
Buffalo Micro Cap Fund	—	—	—	27,187	1,259	1,423,680
Buffalo Mid Cap Fund	—	—	—	—	—	4,947,676
Buffalo Science & Technology Fund	—	—	—	876,650	—	1,541,162
Buffalo Small Cap Fund	3,016,868	632	—	—	—	56,555,052

*The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2010, the following table shows the reclassifications made:

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID IN
	INCOME/(LOSS)	GAIN/(LOSS)	CAPITAL
Buffalo Balanced Fund	$51,193	$(51,193)	$—
Buffalo China Fund	53,168	7,135	(60,303)
Buffalo Growth Fund	23,260	1	(23,261)
Buffalo High Yield Fund	150,424	(150,424)	—
Buffalo International Fund	22,136	(2,623)	(19,513)
Buffalo Micro Cap Fund	219,651	1	(219,652)
Buffalo Mid Cap Fund	1,448,456	—	(1,448,456)
Buffalo Science & Technology Fund	368,803	—	(368,803)
Buffalo Small Cap Fund	11,254,372	—	(11,254,372)

80

The permanent differences primarily relate to foreign currency adjustments, sale on discount bonds, net operating losses and excise tax adjustments with differing book and tax methods for accounting.

As of March 31, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH	HIGH YIELD	INTERNATIONAL
	FUND	FUND	FUND	FUND	FUND
Tax cost of Investments(a)	$146,702,277	$20,430,169	$92,724,356	$163,773,196	$26,177,216
Unrealized Appreciation	17,269,328	7,107,809	18,835,957	11,422,527	4,307,384
Unrealized Depreciation	(10,793,314)	(5,329,326)	(6,557,361)	(4,413,424)	(1,472,748)
Net unrealized appreciation	6,476,014	1,778,483	12,278,596	7,009,103	2,834,636
Undistributed Ordinary Income	180,176	—	—	502,408	—
Undistributed Long Term Capital Gains	—	—	—	—	—
Distributable earnings	180,176	—	—	502,408	—
Other accumulated (loss)	(398,424)	(10,354,485)	(345,491)	(1,616,615)	(4,850,056)
Total accumulated gain/(loss)	6,257,766	(8,576,002)	11,933,105	5,894,896	(2,015,420)

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	LARGE CAP	MICRO CAP	MID CAP	SCIENCE &	SMALL CAP
	FUND	FUND	FUND	TECHNOLOGY FUND	FUND
Tax cost of Investments(a)	$30,701,401	$19,378,348	$387,602,697	$194,418,794	$2,325,272,261
Unrealized Appreciation	8,085,751	5,803,240	104,758,133	43,601,576	753,740,533
Unrealized Depreciation	(2,084,756)	(2,480,628)	(23,728,539)	(8,481,495)	(180,619,676)
Net unrealized appreciation	6,000,995	3,322,612	81,029,594	35,120,081	573,120,857
Undistributed Ordinary Income	105,354	—	—	—	—
Undistributed Long Term Capital Gains	—	—	—	—	—
Distributable earnings	105,354	—	—	—	—
Other accumulated (loss)	(1,615,733)	(8,095,005)	(36,991,066)	(4,185,642)	(36,783,691)
Total accumulated gain/(loss)	4,490,616	(4,772,393)	44,038,528	30,934,439	536,337,166

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, premium amorization and TPI & CPDI adjustments.

(a) Represents cost for federal income tax purpose and may differ from the cost for financial reporting purposes.

The Buffalo Science & Technology Fund utilized $137,812 of prior year capital loss carryover in the current year. As of March 31, 2010, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

	CAPITAL LOSS
	CARRYOVER	EXPIRES
Buffalo Balanced Fund	$(261,035)	03/31/17
	(57,232)	03/31/18
Buffalo China Fund	(1,307,508)	03/31/17
	(7,794,631)	03/31/18
Buffalo Growth Fund	(345,491)	03/31/18
Buffalo High Yield Fund	(526,859)	03/31/17
	(1,089,756)	03/31/18
Buffalo International Fund	(1,595,613)	03/31/17
	(2,976,289)	03/31/18
Buffalo Large Cap Fund	(846,278)	03/31/17
	(769,455)	03/31/18
Buffalo Micro Cap Fund	(1,922,081)	03/31/17
	(5,428,208)	03/31/18
Buffalo Mid Cap Fund	(10,671,211)	03/31/17
	(26,319,855)	03/31/18
Buffalo Science & Technology Fund	(4,185,642)	03/31/17
Buffalo Small Cap Fund	(16,177,574)	03/31/17
	(20,606,117)	03/31/18

81

Notes to Financial Statements

March 31, 2010
(Continued)

At March 31, 2010, the following Funds deferred, on a tax basis, post-October losses of:

Buffalo Balanced Fund	$80,157
Buffalo China Fund	$1,251,765
Buffalo International Fund	$275,577
Buffalo Micro Cap Fund	$744,716

For the year ended March 31, 2010, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	GROSS	TAXES
	DIVIDEND	WITHHELD
Austria	$6,745	$1,012
Bermuda	27,684	—
Brazil	98,647	10,613
Switzerland	46,758	6,295
China	3,418	508
Germany	42,160	6,626
Spain	24,836	4,157
Finland	3,057	478
France	29,232	6,523
Great Britain	21,867	—
Hong Kong	38,848	74
Israel	6,278	1,062
India	3,821	586
Japan	14,270	999
Cayman Islands	8,737	676
Luxembourg	12,206	1,302
Mexico	12,004	—
Netherlands	14,839	2,226
Norway	1,620	243
Sweden	7,711	814
Singapore	2,445	—
Taiwan	6,929	1,395
Total	$434,112	$45,589

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. U.S. Bancorp pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds’ non-interested trustees for their service on the Funds’ Boards for the year ended March 31, 2010 was $102,500. Interested trustees who are affiliated with either KCM or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Growth Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

82

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2010, were as follows:

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH	HIGH YIELD	INTERNATIONAL
	FUND	FUND	FUND	FUND	FUND
Purchases	$14,798,370	$4,279,415	$25,613,235	$78,856,943	$13,048,226
Proceeds from Sales	$33,753,043	$5,842,044	$28,317,985	$51,849,468	$7,149,965

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	LARGE CAP	MICRO CAP	MID CAP	SCIENCE &	SMALL CAP
	FUND	FUND	FUND	TECHNOLOGY FUND	FUND
Purchases	$12,727,410	$5,367,766	$116,899,943	$99,704,208	$785,922,156
Proceeds from Sales	$10,081,197	$8,826,502	$36,077,867	$54,499,608	$168,724,863

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2010.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2010 amounted to $1,026,817,364, representing 35.02% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at March 31, 2010 or was an affiliate during the period ended March 31, 2010 is as follows:

	ALIGN		CABOT	CHRISTOPHER &		CORINTHIAN	CORPORATE	DEALERTRACK
	TECHNOLOGY,	AMERISTAR	MICROELECTRONICS	BANKS	COLDWATER.	COLLEGES,	EXECUTIVE	HOLDINGS
	INC.	CASINOS, INC.	CORP.	CORP.	CREEK, INC.	INC.	BOARD CO.	INC.
March 31, 2009 Balance
Shares	4,570,125	—	—	2,622,900	7,744,200	—	—	—
Cost	$54,767,343	$—	$—	$44,848,254	$82,596,774	$—	$—	$—
Gross Additions
Shares	328,300	630,244	187,896	592,500	988,800	933,715	932,910	941,250
Cost	$3,850,271	$9,448,693	$5,751,713	$3,150,122	$4,779,988	$13,330,723	$21,210,030	$15,572,493
March 31, 2010 Balance
Shares	4,898,425	3,512,994	1,359,346	3,215,400	8,733,000	5,313,465	2,582,860	2,922,600
Cost	$58,617,614	$57,967,462	$39,829,631	$47,998,376	$87,376,762	$75,137,739	$50,126,033	$49,251,161
Realized gain (loss)	$—	$—	$—	$—	$—	$—	$—	$—
Investment income	$—	$1,362,445	$—	$572,388	$—	$—	$823,497	$—

* As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a Stock’s outstanding securities).

83

Notes to Financial Statements

March 31, 2010
(Continued)

	HEIDRICK &	INTERNAP
	STRUGGLES	NETWORK		LIFE TIME	MANHATTAN	MARKETAXESS	MKS
	INTERNATIONAL,	SERVICES	THE KNOT,	FITNESS,	ASSOCIATES,	HOLDINGS,	INSTRUMENTS,
	INC.	CORP.	INC.	INC.	INC.	INC.	INC.
March 31, 2009 Balance
Shares	1,264,700	2,767,000	1,893,100	—	1,291,600	1,786,706	—
Cost	$40,484,311	$42,868,707	$32,268,762	$—	$27,462,068	$27,344,087	$—
Gross Additions
Shares	—	—	144,500	824,000	562,892	—	1,038,418
Cost	$—	$—	$1,228,790	$17,110,434	$9,219,381	$—	$17,268,805
Gross Deductions
Shares	191,100	—	—	—	—	46,156	—
Cost	$7,597,457	$—	$—	$—	$—	$561,232	$—
March 31, 2010 Balance
Shares	1,073,600	2,767,000	2,037,600	2,837,450	1,854,492	—	3,518,568
Cost	$32,886,854	$42,868,707	$33,497,552	$66,615,828	$36,681,449	$—	$68,414,569
Realized gain (loss)	$(2,777,515)	$—	$—	$—	$—	$218,882	$—
Investment income	$607,958	$—	$—	$—	$—	$250,139	$—

				UNIVERSAL		WRIGHT
	OXFORD	P.F. CHANG’S		TECHNICAL	WMS	MEDICAL
	INDUSTRIES,	CHINA BISTRO,	SEMTECH	INSTITUTE,	INDUSTRIES,	GROUP,
	INC.	INC.	CORP.	INC.	INC.**	INC.	TOTAL
March 31, 2009 Balance
Shares	1,059,625	1,811,700	—	—	2,595,225	—	—
Cost	$37,275,979	$66,434,898	$—	$—	$36,198,121	$—	$492,549,305
Gross Additions
Shares	222,100	552,900	1,080,239	60,200	—	56,150	—
Cost	$1,735,145	$17,628,404	$16,769,998	$1,210,070	$—	$960,412	$160,225,471
Gross Deductions
Shares	—	114,100	—	—	—	—	—
Cost	$—	$5,181,661	$—	$—	$—	$—	$13,340,350
March 31, 2010 Balance
Shares	1,281,725	2,250,500	4,151,958	1,240,000	—	1,957,650	—
Cost	$39,011,124	$78,881,641	$58,989,334	$18,091,918	$—	$32,759,638	$975,003,392
Realized gain (loss)	$—	$(1,414,773)	$—	$—	$—	$—	$(3,973,406)
Investment income	$450,414	$—	$—	$—	$—	$—	$4,066,841

*	As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.
**	Security no longer an affiliate due to an increase in the outstanding shares of issuing company

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a Stock’s outstanding securities).

84

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Buffalo Balanced Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2010.

For additional information regarding derivative instruments and hedging activities of the Buffalo Balanced Fund please refer to Note 1.G to understand how and why the Buffalo Balanced Fund uses derivatives.

The number of option contracts written and the premiums received by the Buffalo Balanced Fund during the year ended March 31, 2010 were as follows:

	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, beginning of period	700	$12,950
Options written	4,400	314,174
Options terminated in closing transaction	—	—
Options exercised	(1,650)	(151,262)
Options expired	(3,450)	(175,862)
Outstanding, end of period	—	$—

The following is a summary of the location of derivative investments, realized gain (loss) on derivative instruments recognized and change in unrealized gain (loss) on derivative instruments recognized on the Buffalo Balanced Fund’s Statement of Operations for the year ended March 31, 2010

	LOCATION OF GAINS (LOSS)	REALIZED GAIN (LOSS) ON	UNREALIZED GAIN (LOSS) ON
DERIVATIVE INVESTMENT TYPE	ON DERIVATIVES	DERIVATIVE INVESTMENTS	DERIVATIVE INVESTMENTS
Options — equity contracts	Net realized gain (loss)	$175,862	($5,950)
	from options written

9. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, 1-800-49-BUFFALO or at www.buffalofunds.com.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Buffalo Funds (comprised of Buffalo Balanced Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund) (collectively referred to herein as “the Funds”) including the schedule of investments, as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Buffalo Funds at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
May 24, 2010

86

Notice to Shareholders

March 31, 2010

TAX INFORMATION

For the fiscal year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Balanced Fund	50.42%
Buffalo High Yield Fund	5.28%
Buffalo International Fund	100.00%
Buffalo China Fund	100.00%
Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Tech Fund	0.00%
Buffalo Small Cap Fund	100.00%
Buffalo Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2010 was as follows (unaudited):

Buffalo Balanced Fund	40.40%
Buffalo High Yield Fund	2.89%
Buffalo International Fund	0.00%
Buffalo China Fund	0.00%
Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Tech Fund	0.00%
Buffalo Small Cap Fund	100.00%
Buffalo Growth Fund	100.00%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fiscal year ended March 31, 2010 was as follows (unaudited):

Buffalo Balanced Fund	61.08%
Buffalo High Yield Fund	94.65%
Buffalo International Fund	0.46%
Buffalo China Fund	7.58%
Buffalo Large Cap Fund	2.66%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Tech Fund	0.00%
Buffalo Small Cap Fund	2.26%
Buffalo Growth Fund	0.49%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended March 31, 2010 was as follows (unaudited):

Buffalo Balanced Fund	0.00%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo China Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Tech Fund	0.00%
Buffalo Small Cap Fund	0.00%
Buffalo Growth Fund	0.00%

87

Notice to Shareholders

(Continued)

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Trustees (“Trustees”) under the laws of the particular Fund’s state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

				NUMBER OF	OTHER
		TERM OF OFFICE		FUNDS IN COMPLEX	DIRECTORSHIPS
	POSITION(S) HELD	AND LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	HELD BY
NAME, AGE AND ADDRESS	WITH FUNDS	TIME SERVED	DURING PAST 5 YEARS	DIRECTOR	DIRECTOR
INTERESTED TRUSTEES(1)
Joseph C. Neuberger (48)	Trustee	Indefinite term and	Executive Vice President, U.S. Bancorp	Ten	Trustee, MUTUALS.com
777 E. Wisconsin Ave.		served since May 2003.	Fund Services, LLC (1994 – present).		(an open-end investment
Milwaukee, WI 53202	Chairman	One year term and			company with two
		served since May 2003.			portfolios); Trustee,
Trust for Professional
Managers (an open-end
investment company
with 24 portfolios).

Grant P. Sarris (42)	Trustee	Indefinite term and	Portfolio Manager, Kornitzer Capital	Ten	None
5420 West 61st Place		served since July 2008.	Management, Inc. 2003-present; Senior Vice
Shawnee Mission, KS 66205			President, Waddell and Reed Investment
Management 2002-2003 and Portfolio
Manager, Waddell and Reed Investment
Management 1997-2003.

NON-INTERESTED TRUSTEES
Thomas S. Case (68)	Trustee	Indefinite term and	Retired.	Ten	None
515 Piney Creek Road		served since inception.
Reno, NV 89511

Gene M. Betts (57)	Trustee	Indefinite term and	Retired November 2009. Previously	Ten	Director, Garmin Ltd.
5420 West 61st Place		served since February	Chief Financial Officer, Embarq Corp.		(a global positioning
Shawnee Mission, KS 66205		2001	(telecommunications company) May		equipment company).
2006 – present; Senior Vice President and
Treasurer, Sprint Corp. (telecommunications
company) 1990-2005.

J. Gary Gradinger (67)	Trustee	Indefinite term and	Chairman, President and Chief Executive	Ten	Director, MGP
Golden Star Inc.		served since February	Officer, Golden Star Inc. (manufacturer of		Ingredients, Inc.
400 East 10th Avenue		2001.	textile cleaning products).
North Kansas City, MO 64116

Philip J. Kennedy (64)	Trustee	Indefinite term and	Internship Coordinator and Instructor for	Ten	None
Department of Business		served since May 1995.	the Department of Business Administration,
Administration			Penn State Shenango; Associate Professor
Penn State Shenango			and Chair of Accounting, Business
147 Shenango Avenue			Administration and Entrepreneurship,
Sharon, PA 16146			Benedictine College; formerly Associate
Professor, Slippery Rock University;
Director, Great Plains Trust Company.

OFFICERS OF THE FUNDS
Kent W. Gasaway (50)	President and	Indefinite term and	Senior Vice President/Portfolio Manager,	N/A	None
5420 West 61st Place	Treasurer	served since inception.	Kornitzer Capital Management, Inc.
Shawnee Mission, KS 66205		One year term and	(management company).
served since May 2003.

Rachel A. Spearo (30)	Secretary	One year term and	Counsel, U.S. Bancorp Fund Services, LLC	N/A	N/A
615 E. Michigan Street		served since August	since September 2004.
Milwaukee, WI 53202		2006.

Barry Koster (49)	Chief	Indefinite term and	Chief Compliance Officer since	N/A	N/A
5420 West 61st Place	Compliance	served since October	October 2004 and Chief Financial Officer
Shawnee Mission, KS 66205	Officer	2004.	since May 2002, Kornitzer Capital
Management, Inc. (management company);
Senior Manager from 2001-2002, Mock
& Dakan P.C.; Senior Manager
from 1990-2001, KPMG LLP.

1Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

88

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

89

Notice to Shareholders

March 31, 2010
(Continued)

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the “Trustees”) of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Science & Technology Fund, Buffalo Mid Cap Fund, Buffalo Micro Cap Fund, Buffalo China Fund and Buffalo International Fund (all such funds referred to collectively as the “Funds”) met on November 20, 2009, to consider the renewal of the Management Agreements (the “Agreements”) between the Funds and Kornitzer Capital Management, Inc., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees’ independent legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser’s Form ADV and financial information, information regarding key personnel, information relating to the Adviser’s and the Funds’ compliance programs and Code of Ethics information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees’ periodic Board meetings) and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel immediately prior to the Board meeting held on November 20, 2009, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreements for an additional term of one year ending November 30, 2010.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio management teams and other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Trustees noted and approved the Adviser’s emphasis on long-term results and the quality of the Adviser’s reports throughout the course of the year as well as in connection with the contract renewal process. The Trustees also noted the services that extended beyond portfolio management, including operations and compliance, and they considered the overall capability of the Adviser, including its continuing commitment to enhance distribution of the Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services to be provided to the Funds were appropriate.

2. Investment Performance of the Adviser.

In assessing the portfolio management services provided by the Adviser, the Trustees considered information provided to them prior to their meeting on November 20, 2009, including, without limitation, materials prepared by Lipper, Inc. with respect to the fees, expenses and performance of each of the Funds compared with similar funds managed by other investment advisers, comparable information with respect to other investment vehicles managed by the Adviser as well as other information presented to them by the Adviser at the meeting and throughout the preceding year. The Trustees considered the relevant peer group and index comparisons in the materials provided and concluded that while certain Funds performed better against their peer group and relevant benchmarks than others, the overall performance of each Fund, with the exception of the Buffalo China Fund,

90

compared favorably with its benchmark and peer group. With respect to the Buffalo China Fund, the Trustees noted that while the Buffalo China Fund was in the fourth quartile for performance compared to its relevant peer group, the Adviser had assumed management of the Fund only a year earlier following the resignation of the Fund’s subadviser. The Trustees noted that the Adviser, over the course of the last fiscal year, had restructured the Buffalo China Fund’s portfolio following the former subadviser’s resignation and had reduced its holdings of certain illiquid securities. Those appropriate actions by the Adviser adversely affected the Fund’s performance following its assumption of the management of the Buffalo China Fund. The Trustees expressed confidence in the Adviser’s portfolio management teams and the evolution of the Adviser and acknowledged the Adviser’s emphasis on long-term results. After considering all of the information presented, the Trustees concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management.

3. Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost of services and the structure of the Adviser’s fees. The Trustees considered the cost structure of the Funds relative to their peer groups based on the Lipper, Inc. analysis provided to the Trustees prior to their meeting. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements, noting that the Adviser’s profitability had decreased during the most recently completed fiscal year compared to the previous fiscal year based on financial information provided by the Adviser.

The Trustees specifically considered the fee structure for the Funds as well as the Funds’ overall expense ratios. The Trustees concluded that the 0.70% advisory fee payable by all Funds except the Buffalo Micro Cap Fund and Buffalo China Fund appeared to be in line with the Funds’ comparative peer groups. The higher advisory fee for the Buffalo Micro Cap Fund and Buffalo China Fund also appeared reasonable compared to their relevant peer group. The Trustees also observed that the Funds’ overall expense ratios were below the median expense ratios for funds in their comparative peer groups in most cases. In light of the comparative expense and advisory fee information and the investment management services provided by the Adviser, the Trustees concluded that the Funds’ expenses and the fees paid to the Adviser were competitive and, therefore, fair and reasonable. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been and would not be excessive and, notwithstanding the decline from the previous year, would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4. Extent of Economies of Scale as the Funds Grow.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale based on the Funds’ current size and as they grow (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser’s advisory fees and the Funds’ expenses, particularly in light of the Adviser’s proposal to consider fee breakpoints in the future as the Funds grow. The Trustees specifically reviewed fee schedules for other funds with asset levels and investment objectives similar to the Small Cap Fund, noting that while the Small Cap Fund did not have a breakpoint in its fee schedule, the Small Cap Fund’s advisory fee was in line with comparable funds. The Trustees therefore concluded that the Adviser’s fee structure was acceptable based on the potential economies of scale that may be achieved by the Funds as they grow combined with the Adviser’s commitment to consider breakpoints in the future.

5. Benefits Derived from the Relationship with the Funds.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage arrangements of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and/or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

91

BUFFALO FUNDS

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial experts are Gene M. Betts and Philip J. Kennedy. Messrs. Betts and Kennedy are “independent” as defined in Item 3a(2) of Form N-CSR.

Item 4. Independent Registered Public Accounting Firm Fees and Services

(a) – (d) Aggregate fees billed to the registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2010	FYE 03/31/2009
Audit Fees	$171,100	$167,700
Audit-Related Fees	$5,600	$5,500
Tax Fees	$25,500	$25,000
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

     (e) (1) The registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the registrant’s Independent Registered Public Accounting Firm for the registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the registrant performed by the registrant’s principal accounting officer for the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

1

     (2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate non-audit fees were for audit-related and tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $31,100 and $30,500 for the 2010 and 2009 fiscal years, respectively.

     (h) There were no non-audit services rendered to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the registrant is not a listed issuer.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable because the registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the registrant’s Form N-CSR filed on June 6, 2008.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable.

(b)	Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/2/2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/2/2010

4